   Construction Loan Agreement dated January 1, 1995 by and between Willows Concord Venture, A California Limited Partnership as Borrower, and New England
     Life Pension Properties; A Real Estate Limited Partnership as Lender.

                                CLOSING AGENDA
                                --------------

          CONSTRUCTION LOAN FROM NEW ENGLAND LIFE PENSION PROPERTIES;
                      A REAL ESTATE LIMITED PARTNERSHIP,
                                      AND
                    NEW ENGLAND LIFE PENSION PROPERTIES II;
                 A REAL ESTATE LIMITED PARTNERSHIP, AS LENDER,
                                      TO
                     WILLOWS CONCORD VENTURE, AS BORROWER

DOCUMENT                                                              TAB NO.
--------                                                              -------
Construction Loan Agreement...............................................1
Promissory Note...........................................................2
Security Agreement........................................................3
Fifth Amendment to Loan Documents.........................................4
First Amendment to Amended and
  Completely Restated Ground Lease........................................5

                      ___________________________________

                          CONSTRUCTION LOAN AGREEMENT


                                    between


                           WILLOWS CONCORD VENTURE,
                       A CALIFORNIA LIMITED PARTNERSHIP

                                         as Borrower,


                                      and


                      NEW ENGLAND LIFE PENSION PROPERTIES;
                    A REAL ESTATE LIMITED PARTNERSHIP, AND
                    NEW ENGLAND LIFE PENSION PROPERTIES II;
                       A REAL ESTATE LIMITED PARTNERSHIP

                                         as Lender,



                            Dated:  January 1, 1995


        Property Located In:  Concord, Contra Costa County, California

                               TABLE OF CONTENTS
                               -----------------

                                                                                          Page
                                                                                          ----
ARTICLE I.     DEFINITIONS...........................................................        1
                 1.01  Defined Terms.................................................        1

ARTICLE II.     LOAN.................................................................        6
                 2.01  Loan..........................................................        6
                 2.02  Loan Documents................................................        6
                 2.03  Effective Date................................................        6

ARTICLE III.     DISBURSEMENT........................................................        6
                 3.01  Conditions Precedent..........................................        6
                 3.02  Account.......................................................        7
                 3.03  Disbursement Authorization....................................        7
                 3.04  Borrower's Funds Account......................................        7
                 3.05  Pledge and Assignment.........................................        7
                 3.06  Disbursement..................................................        7
                 3.07  Disbursed Funds...............................................        9

ARTICLE IV.     CONSTRUCTION.........................................................       10
                 4.01  Commencement and Completion...................................       10
                 4.02  Force Majeure.................................................       10
                 4.03  Construction..................................................       10
                 4.04  Americans With Disabilities Act
                        Compliance...................................................       10
                 4.05  Plans and Specifications......................................       11
                 4.06  Construction Information;
                        Inspections..................................................       12
                 4.07  Prohibited Contracts..........................................       12
                 4.08  Contractors...................................................       12
                 4.09  Liens and Stop Notices........................................       12
                 4.10  Construction Responsibilities.................................       13
                 4.11  Improvement District..........................................       13
                 4.12  Delay.........................................................       13
                 4.13  Bonds.........................................................       13
                 4.14  Capital Expenditures and Reserves.............................       13

ARTICLE V.     INSURANCE.............................................................       14
                 5.01  Title Insurance...............................................       14
                 5.02  Hazard Insurance..............................................       14
                 5.03  Flood Zone Notification.......................................       14
                 5.04  Liability Insurance...........................................       14
                 5.05  Blanket Coverage..............................................       14
                 5.06  General.......................................................       14

ARTICLE VI.     REPRESENTATIONS AND WARRANTIES.......................................       15
                 6.01  Authority.....................................................       15

                 6.02  Formation and Organization
                        Documents....................................................       15
                 6.03  Enforceability................................................       15
                 6.04  No Violation..................................................       15
                 6.05  Financial Information.........................................       16
                 6.06  Accuracy......................................................       16
                 6.07  Adequacy of Loan..............................................       16
                 6.08  Taxes.........................................................       16
                 6.09  Compliance....................................................       16

ARTICLE VII.     DEFAULT.............................................................       16
                 7.01  Default.......................................................       16
                 7.02  Acceleration..................................................       18
                 7.03  Disbursement by Lender........................................       18
                 7.04  Lender's Completion of Construction...........................       19
                 7.05  Cessation of Construction.....................................       19
                 7.06  Repayment of Funds Advanced...................................       19
                 7.07  Right of Contest..............................................       19

ARTICLE VIII.     HAZARDOUS MATERIALS................................................       20

                 8.01  Covenants.....................................................       20
                 8.02  Right of Contest..............................................       20
                 8.03  Indemnity.....................................................       21
                 8.04  Inspection by Lender..........................................       21

ARTICLE IX.     MISCELLANEOUS PROVISIONS.............................................       21
                 9.01  Expenses......................................................       21
                 9.02  Indemnity.....................................................       22
                 9.03  Books and Records.............................................       22
                 9.04  ERISA Compliance..............................................       22
                 9.05  Further Assurances............................................       22
                 9.06  Form of Documents.............................................       23
                 9.07  No Third Parties Benefited....................................       23
                 9.08  Notices.......................................................       23
                 9.09  Authority to File Notices.....................................       24
                 9.10  Actions.......................................................       24
                 9.11  Relationship of Parties.......................................       24
                 9.12  Lender's Delay................................................       24
                 9.13  Attorneys' Fees; Enforcement..................................       24
                 9.14  Assignment....................................................       25
                 9.15  Lender's Agents...............................................       25
                 9.16  Severability..................................................       25
                 9.17  Heirs, Successors and Assigns.................................       25
                 9.18  Rights Cumulative, No Waiver..................................       25
                 9.19  Time..........................................................       25
                 9.20  Headings......................................................       26
                 9.21  Governing Law.................................................       26
                 9.22  Integration; Interpretation...................................       26

                 9.23  Joint and Several Liability...................................       26
                 9.24  Execution in Counterparts.....................................       26
                 9.25  Incorporation.................................................       26
                 9.26  Credit for Principal Payments.................................       26
                 9.27  WAIVER OF RIGHT TO TRIAL BY JURY..............................       27
                 9.28  Obligations under Ground Lease................................       27
                 9.29  Non-Recourse..................................................       27

EXHIBIT A - DESCRIPTION OF PROPERTY
EXHIBIT B - DISBURSEMENT BUDGET

                          CONSTRUCTION LOAN AGREEMENT
                          ---------------------------

     THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is made as of January 1, 1995, between WILLOWS CONCORD VENTURE, a California limited partnership, ("Borrower") and NEW ENGLAND LIFE PENSION PROPERTIES; A Real Estate Limited Partnership, and NEW ENGLAND LIFE PENSION PROPERTIES II; A Real Estate Limited Partnership, each a Massachusetts limited partnership (jointly referral to herein as "Lender").

     A. Borrower is the ground tenant and Lender is the ground landlord of certain real property described in Exhibit A hereto ("Property") under the
                                   ---------
Ground Lease (as hereinafter defined).

     B. Borrower proposes to repair, renovate and rehabilitate the Improvements (as hereinafter defined) located on the Property in accordance with the Plans and Specifications (as hereinafter defined) and has requested a loan from Lender for said purpose.

     THEREFORE, Borrower and Lender agree as follows:


                            ARTICLE I.  DEFINITIONS

     1.01 DEFINED TERMS.  As used herein, the following terms shall have the
          -------------
meanings set forth below:

     "Account" means a demand deposit account in the name of Borrower and Lender which shall be opened with a bank approved by Lender and which shall be administered in accordance with the terms of this Agreement.

     "ADA" means the Americans with Disabilities Act of July 26, 1990, Public Law Number 101-336, 104 Stat. 327, 42 U.S.C. Section 12101, et seq., as amended from time to time.

     "Agreement" means this Construction Loan Agreement as originally executed or as it may from time to time be amended pursuant to Section 9.22 hereof.
                                                      ------------

     "Application for Payment" means a written itemized statement, signed by Borrower, setting forth the matters described in Section 3.06 hereof.
                                                 ------------

     "Assignment of Leases and Rents" means that certain Assignment of Leases and Rents dated as of June 13, 1991, executed by Borrower in favor of Lender, recorded on June 18, 1991 as Instrument No. 91-110715 in the Official Records of Contra Costa County, California, as amended by that certain Modification Agreement and First Amendment to Loan Documents dated as of

August 15, 1991, as further amended by that certain Modification Agreement and Second Amendment to Loan Documents dated as of September 12, 1991, as further amended by that certain Modification Agreement and Third Amendment to Loan Documents dated as of October 15, 1991, as further amended by that certain Fourth Amendment to Loan Documents dated as of December 17, 1992, and as further amended by that Fifth Amendment to Loan Documents (as defined herein).

     "Authorized Borrower Representatives" means the persons designated by Borrower to Lender in writing who are authorized to request disbursements of the Loan until written notice of Borrower's revocation of such authority is received by Lender at its office address shown herein.

     "Bankruptcy Act" means the Bankruptcy Reform Act of 1978, as amended or recodified.

     "Borrower" means Willows Concord Venture, a California limited partnership.

     "Borrower's Funds" means all funds which are now or hereafter deposited and held in the Borrower's Funds Account pursuant to Section 3.01(b) of this
                                                 ---------------
Agreement.

     "Borrower's Funds Account" means a demand deposit account in the name of Borrower and Lender which shall be opened with a bank approved by Lender and which shall be administered in accordance with the terms of this Agreement.

     "CCP" means the California Code of Civil Procedure, as the same may be amended or recodified.

     "Debtor Relief Law" means any present or future state or federal law regulating bankruptcy, reorganization or other relief of debtors, other than the Bankruptcy Act.

     "Deed of Trust" means that certain Deed of Trust and Security Agreement dated as of June 13, 1991, by Borrower, as Trustor, to Chicago Title Company, as Trustee, for the benefit of Lender, recorded in June 18, 1991 as Instrument No. 91-116714 in the Official Records of Contra Costa County, California, as amended by that certain Modification Agreement and First Amendment to Loan Documents dated as of August 15, 1991, as further amended by that certain Modification Agreement and Second Amendment to Loan Documents dated as of September 12, 1991, as further amended by that certain Modification Agreement and Third Amendment to Loan Documents dated as of October 15, 1991, as further amended by that certain Fourth Amendment to Loan Documents dated as of December 17, 1992, and as further amended by the Fifth Amendment to Loan Documents (as defined herein).

     "Default" means the occurrence of any of the events listed in Section 7.01
                                                                   ------------
of this Agreement.

     "Disbursement Budget" means the budget and schedule for disbursement of the loan proceeds attached as Exhibit B to this Agreement.
                          ---------

     "Effective Date" means the date on which the Fifth Amendment to Loan Documents is recorded in the office of the County Recorder of the County where the Property is located.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may be amended or recodified.

     "Financing Statement" means that certain State of California Uniform Commercial Code, Financing Statement, Form UCC-1, dated of even date herewith, executed by Borrower, as Debtor, in favor of Lender, as Secured Party.

     "Fifth Amendment to Loan Documents" means that certain Fifth Amendment to Loan Documents of even date herewith by and between Borrower and Lender.

     "Governmental Agency" means (a) any government or municipality or political subdivision of any government or municipality, (b) any assessment, improvement, community facilities or other special taxing district, (c) any governmental or quasi-governmental agency, authority, board, bureau, commission, corporation, department, instrumentality or public body, or (d) any court, administrative tribunal, arbitrator, public utility or regulatory body.

     "Ground Lease" means that certain Amended and Completely Restated Ground Lease by and between Lender, as Landlord, and Borrower, as Tenant, effective as of June 18, 1991.

     "Hazardous Materials" means oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under applicable environmental laws, ordinances or regulations.

     "Hazardous Materials Claim," means any claim or action pending or threatened against Borrower, the Property or Improvements by any Governmental Agency or any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

     "Hazardous Materials Laws" means all laws, ordinances and regulations relating to Hazardous Materials, including, without limitation, those relating to soil and ground water conditions.

     "Improvements" means the shopping center and any and all other improvements located on the Property.

     "Initial Cure Period" means the period of time beginning with the date on which written notice from Lender of Borrower's failure to perform any of its non-monetary obligations under any of the Loan Documents is deemed served pursuant to Section 9.08 of this Agreement) upon Borrower and ending 30 days
            ------------
after such service.

     "Lender" means New England Life Pension Properties; A Real Estate Limited Partnership, and New England Life Pension Properties II; a Real Estate Limited Partnership, each a Massachusetts limited partnership (jointly referred to herein as "Lender").

     "Leasehold Interest" means Borrower's leasehold interest under the Ground lease (as defined herein) which demises the Property, together with all estate, title, interests, title reversion rights, rents, increases, issues, profits, rights of way or uses, additions, accretions, servitudes, gaps, gores, liberties, privileges, water rights, water courses, alleys, streets, passages, ways, vaults, adjoining strips of ground, licenses, tenements, franchises, hereditaments, rights, appurtenances and easements, now or hereafter owned by Borrower and existing, belonging or appertaining to the Leasehold Interest, all claims or demands whatsoever of Borrower therein or thereto, either at law or in equity, in possession or in expectancy and all estate, right, title and interest of Borrower in and to all streets, roads and public places, opened or proposed, now or hereafter used in connection with, existing, belonging or appertaining to, the Property and/or the Leasehold Interest.

     "Loan" means the loan described in this Agreement in the principal sum of $2,500,000.00.

     "Loan Documents" means this Agreement, the Note, the Deed of Trust, the Assignment of Leases and Rents, the Security Agreement, and the Financing Statement.

     "Maturity Date" shall have the meaning given to such term in the Note.

     "Note" means that certain Promissory Note of even date herewith in the original principal amount of the Loan made by Borrower to the order of Lender.

     "Onsite Materials" means materials for the repair, renovation and rehabilitation of the Improvements which are stored on the Property.

     "Original Note" means that certain Amended and Restated Promissory Note dated effective as of June 14, 1991 made by Borrower in favor of Lender in the principal amount of Fourteen Million Eight Hundred Sixty Three Thousand Two Hundred Six and 38/100 Dollars ($14,863,206.38), which Original Note replaced and superseded in its entirety that certain Promissory Note dated June 14, 1991 made by Borrower in favor of Lender in the principal amount of Fourteen Million Eight Hundred Sixty Three Thousand Two Hundred Six and 38/100 Dollars ($14,863,206.38).

     "Plans and Specifications" shall mean the plans and specifications for the Work (as defined herein) submitted or to be submitted and approved by Lender, as such plans and specifications may be amended or modified with the approval of Lender in accordance with the provisions of Section 4.05 of this Agreement.
                                            ------------

     "Property" means the real property located in the County of Contra
Costa, State of California and more particularly described in Exhibit A hereto.
                                                              ---------

     "Remedial Action" means all handling, treatment, removal, storage, decontamination, cleanup, transport, disposal or other remedial action, if any, required by any Hazardous Materials Laws, any order or request of any governmental entity or agency or any judgment, consent decree, settlement or compromise in respect to any Hazardous Materials Claims.

     "Requirements" means all applicable laws, ordinances, rules, regulations, building restrictions, recorded covenants and restrictions, and requirements of all Governmental Agencies having jurisdiction over the Improvements or the Property.

     "Security Agreement" means that certain Security Agreement of even date herewith executed by Borrower in favor of Lender.

     "Title Company" means a title insurer satisfactory to Lender.

     "Title Policy" means an LP-3 ALTA Lender's Policy of Title Insurance, with any endorsements which Lender may reasonably require, insuring Lender, in the principal amount of the Loan, of the validity and priority of the lien of the Deed of Trust upon the Leasehold Interest and the Improvements, subject only to matters approved by Lender in writing.

     "Work" means the repair, renovation and rehabilitation of the Improvements in accordance with the Plans and Specifications.


                               ARTICLE II.  LOAN

     2.01 LOAN.  By and subject to the terms of this Agreement, Lender
          ----
agrees to lend and Borrower agrees to borrow the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($2,500,000.00), to finance the Work and for the other purposes provided in the Loan Documents.

     2.02 LOAN DOCUMENTS.  Borrower shall deliver to Lender concurrently
          --------------
with this Agreement the Loan Documents, properly executed and in recordable form if necessary.

     2.03 EFFECTIVE DATE.  The date of the Loan Documents is for reference
          --------------
purposes only. The date of delivery and transfer to Lender of the security under the Loan Documents and of Borrower's and Lender's obligations under the Loan Documents is the Effective Date.


                           ARTICLE III.  DISBURSEMENT

     3.01 CONDITIONS PRECEDENT.  Lender shall not be obligated to make any
          --------------------
disbursements or take any other action under the Loan Documents unless all of the following conditions precedent are satisfied at the time of such action:

          (a) There exists no Default, or event, omission or failure of condition which would constitute a Default after notice or lapse of time, or both;

          (b) The undisbursed Loan proceeds together with all sums (if any) to be provided by Borrower as shown in the Disbursement Budget shall at all times be not less than the amount which Lender from time to time determines necessary to: (i) pay, through completion, all costs of the Work and the marketing and sale or leasing of the Property and Improvements in accordance with the Loan Documents; (ii) pay all sums which may accrue under the Loan Documents prior to repayment of the Loan; and (iii) enable Borrower to perform and satisfy all of the covenants of Borrower contained in the Loan Documents. If Lender determines at any time that said funds are not sufficient for said purposes, Borrower may satisfy this condition by depositing the amount of such deficiency in the Borrower's Funds Account within seven (7) days of Lender's written demand;

          (c) Borrower has delivered to Lender all Loan Documents, other documents, instruments, policies, and forms of evidence or other materials requested by Lender under the terms of this Agreement or any of the other Loan Documents; and

          (d) The Title Company shall be unconditionally committed to issuing, at Borrower's sole cost and expense, an endorsement to the Title Policy increasing the liability amount thereof to cover the amount of the loan, with coverage and in a form satisfactory to Lender, insuring Lender's interest under the Deed of Trust as a good and sufficient first lien on the Leasehold Interest and the Improvements, subject only to such exceptions from its coverage as Lender shall approve in writing.

          (e) Subject to the Ground Lease, Borrower shall have paid all property taxes other than those which are a lien on the Property, but not yet due and payable; and

          (f) At Borrower's sole cost and expense, the Fifth Amendment to Loan Documents shall have been duly recorded in the Official Records of Contra Costa County, California, and the Financing Statement shall have been duly filed with the California Secretary of State.

     3.02 ACCOUNT.  The proceeds of the Loan and Borrower's Funds, when
          -------
qualified for disbursement, shall be deposited into the Account or otherwise disbursed to or for the benefit or account of Borrower under the terms of this Agreement.

     3.03 DISBURSEMENT AUTHORIZATION.  Disbursements hereunder may be made
          --------------------------
by Lender to the Account upon the written request of the Authorized Borrower Representatives.

     3.04 BORROWER'S FUNDS ACCOUNT.  Except as otherwise provided in this
          ------------------------
Agreement, Borrower's Funds shall be held in the Borrower's Funds Account and disbursed in accordance with the terms hereof.

     3.05 PLEDGE AND ASSIGNMENT.  As security for Borrower's performance
          ---------------------
under the Loan Documents, Borrower irrevocably pledges and assigns to Lender all monies at any time deposited in the Account and the Borrower's Funds Account.

     3.06  DISBURSEMENT.  Subject to the conditions set forth in Section 3.01,
                                                                 ------------
the proceeds of the Loan and Borrower's Funds shall be disbursed, not more frequently than once per month, in accordance with the following terms and conditions:

          (a) Unless another provision of this Agreement specifies otherwise, from time to time throughout the term of the Loan, Borrower shall submit to Lender an Application for Payment setting forth:

               (i) a description of the work performed, material supplied and/or costs incurred or due for which disbursement is requested with respect to any line item ("Item") shown in the Disbursement Budget; and

              (ii) the total amount incurred, expended and/or due for each requested Item less prior disbursements.

          (b) Lender shall have the right to condition any disbursement upon Lender's receipt and approval of the following:

               (i)  the Application for Payment;

              (ii) bills, invoices, documents of title, vouchers, statements, payroll records, receipts and any other documents evidencing the total amount expended, incurred or due for any requested Items;

             (iii) evidence of Borrower's use of a lien release, joint check and voucher system reasonably acceptable to Lender for payments or disbursements to any contractor, subcontractor, materialman, supplier or lien claimant;

              (iv) physical inspections of the Work by Lender's inspectors and/or engineers;

               (v) waivers and releases of mechanics' lien, stop notice claim, equitable lien claim or other lien claim rights;

              (vi) evidence of Borrower's compliance with the provisions of Sections 4.03 and 6.01 of this Agreement;
                    -------------     ----

             (vii) valid, recorded Notice(s) of Completion for the Work or any portions of the Work for which

                    Notice(s) of Completion may be recorded under applicable law;

            (viii) the Architect's and Engineer's, if any, Certificate of Substantial Completion, prior to the final retention disbursement or the final stage disbursement;

              (ix) any other document, requirement, evidence or information that Lender may reasonably request under any provision of the Loan Documents; and

               (x) in the event that any Application for Payment includes the cost of Onsite Materials, such Application for Payment shall include each of the following: (a) evidence that the Onsite Materials have been paid for by Borrower; (b) evidence that the Onsite Materials are insured as required hereunder; and
                    (c) evidence that the Onsite Materials are stored in an area on the Property for which adequate security is provided against theft and vandalism.

          Borrower acknowledges that this approval process may result in disbursement delays and Borrower consents to all such delays.

          (c) Disbursements made after the deposit of Borrower's Funds shall be made from Borrower's Funds until depleted.

          (d) Lender shall have the option to make disbursement hereunder directly to any contractor or supplier delivering goods or services in connection with the Work.

          (e) Each Application for Payment by Borrower shall constitute a representation and warranty by Borrower that Borrower is in compliance with all the conditions precedent specified in Section 3.01 of this Agreement.
                                      ------------

     3.07  DISBURSED FUNDS.  All disbursements shall be held by Borrower in
           ---------------
trust and applied by Borrower solely for the purposes for which the funds have been disbursed. Lender is not obligated to monitor or determine Borrower's use or application of the disbursements.

                           ARTICLE IV.  CONSTRUCTION

     4.01  COMMENCEMENT AND COMPLETION.  Unless otherwise provided by this
           ---------------------------
Agreement, Borrower shall promptly commence the Work and shall diligently continue and complete the Work in accordance with the Plans and Specifications on or before December 31, 1995.

     4.02  FORCE MAJEURE.   The time within which the Work must be completed
           -------------
shall be extended for a period of time equal to the period of any delay directly affecting the work which is caused by fire, earthquake or other Acts of God, strike, lockout, acts of public enemy, riot, insurrection, or governmental regulation of the sale or transportation of materials, supplies or labor provided Borrower furnishes Lender with written notice (as specified in Section
                                                                        -------
4.12), of any such delay within ten (10) days from the occurrence of any such
----
delay. In no event, however, shall the time for completion of the Work be extended beyond the Maturity Date.

     4.03  CONSTRUCTION.  Borrower shall perform and complete the Work in a good
           ------------
and workmanlike manner in accordance with the Plans and Specifications and the recommendations of any soils or engineering report approved by Lender. In performing and completing the Work, Borrower shall comply with the Requirements. If necessary, the Plans and Specifications shall be modified to comply with the Requirements, subject to the provisions of Section 4.05 below.
                                           ------------

     4.04  AMERICANS WITH DISABILITIES ACT COMPLIANCE.  Borrower represents and
           ------------------------------------------
warrants to Lender that the Work has been designed and shall be performed and completed, and that the Improvements shall be operated and hereafter maintained, in strict accordance and full compliance with all of the requirements of the ADA. Borrower is responsible for all ADA compliance costs, including, without limitation, attorney's fees and litigation costs.

     4.05  PLANS AND SPECIFICATIONS.  Except as otherwise provided below, there
           ------------------------
shall be no change in the Plans and Specifications without Lender's prior written approval, which approval shall not be unreasonably withheld or delayed. Requests for approval shall be submitted on a change order form acceptable to Lender signed by Borrower and, if required by Lender, the project architect and the general contractor (if any), accompanied by working drawings and a written narrative of the proposed change. As conditions to its approval, (a) Lender may require reasonably satisfactory evidence of the cost of the proposed change and the time necessary to complete the proposed change, and (b) to the extent Lender reasonably determines that the proposed change shall result in increased cost, Lender may require Borrower to deposit the reasonable amount of the increased cost into the Borrower's Funds Account in accordance with Section
                                                                        -------
3.01(b). Borrower acknowledges that this approval process may result in delays
-------
and consents to all such delays. Provided that Borrower submits any proposed change order to Lender together with a cover letter specifying that Lender is to reply within fifteen (15) days of its receipt thereof pursuant to this Section
                                                                       -------
4.05, Lender shall be deemed to have approved such change order if it fails to
----
object in writing within fifteen (15) days of Lender's receipt of any such change order and notice. Upon Lender's request, Borrower, the project architect, and the general contractor (if any), shall initial the copy of the Plans and Specifications delivered to, and approved by, Lender as a true copy of the Plans and Specifications for the Work. Borrower shall maintain at all times a full set of working drawings for the Work available for inspection by Lender.

Notwithstanding the above, Borrower may make minor changes in the Plans and Specifications without Lender's prior written consent unless such change: (i) constitutes a material change in the building material or equipment specifications, the architectural or structural design, value, architecture, or quality of any of the Improvements; or (ii) would result in an increase in any item of construction cost in excess of TEN THOUSAND AND NO/100THS DOLLARS ($10,000.00) for any single change or in excess of FIFTY THOUSAND AND NO/100THS DOLLARS ($50,000.00) for all such changes in such items of construction cost; or
(iii) would affect the structural integrity, quality of building material or equipment or overall efficiency of operating systems or utility systems of the Improvements; or (iv) requires the approval (which has not been given as of the date of any such change) of any Governmental Agency or any other person or entity. Notwithstanding the foregoing, Borrower shall submit all proposed changes to the Plans and Specifications to Lender at least fifteen (15) days prior to the commencement of construction relating to such proposed change whether or not any such change is subject to Lender's approval.

     4.06 CONSTRUCTION INFORMATION; INSPECTIONS.  From time to time, and within
          -------------------------------------
ten (10) business days of receipt from Lender of a request therefor, Borrower shall deliver to Lender:

          (a) a complete list stating (i) the name, address and phone number of each contractor, subcontractor and material supplier to be employed or used for the Work, and (ii) the dollar amount, including changes if any, of each contract and subcontract, and the portion thereof, if any, paid through the date of such list;

          (b) copies of each contract and subcontract identified in such list, including any changes thereto;

          (c) a cost breakdown, in a form reasonably acceptable to Lender, stating the projected total cost of the Work, and the portion, if any, of each cost item (i) which has been incurred, and (ii) which has been paid, all as of the date of such cost breakdown;

          (d) a construction progress schedule, in a form reasonably acceptable to Lender, showing the progress of the Work and the projected sequencing and completion time for uncompleted work, all as of the date of such schedule; and

          (e) with respect to any item designated above which has been previously delivered, such update thereof as Lender may request.

Lender is expressly authorized to contact any contractor, subcontractor or material supplier and, at all reasonable times, to enter the Property and inspect the Improvements and the Work in order to verify information disclosed pursuant to this Section, or for any other reasonable purpose.

     4.07 PROHIBITED CONTRACTS.  Without Lender's prior written consent, which
          --------------------
consent shall not be unreasonably withheld or delayed, Borrower shall not contract for any materials, furnishings, equipment, fixtures or other parts or components of the Work, or other property for the use or occupancy of the Property or Improvements, if any third party retains or purports to retain any interest (other than lien rights, if any, created by operation of law) in such items after their delivery to the Property. Borrower shall have five (5) days to effect the removal of any such retained interest

     4.08 CONTRACTORS.  Lender may, but shall not be obligated to, disapprove
          -----------
any contractor, subcontractor or material supplier whom Lender deems financially or otherwise unqualified; provided, however, that the absence of any such
                          --------  -------
disapproval shall not constitute a representation of qualifications.

     4.09 LIENS AND STOP NOTICES.  If a claim of lien is recorded affecting the
          ----------------------
Leasehold Interest or Improvements or a bonded stop notice is served upon Lender which affects the Loan or Borrower's Funds, Borrower shall, within twenty (20) days of such recording or service or within five (5) days of Lender's demand (whichever occurs first), (a) pay and discharge the same, or (b) effect the release thereof by recording or delivering to Lender a surety bond in sufficient form and amount, or (c) otherwise provide Lender with other assurance which Lender deems, in its sole discretion, to be satisfactory for the payment of such lien or bonded stop notice and for the full and continuous protection of Lender from the effect of such lien or bonded stop notice.

     4.10 CONSTRUCTION RESPONSIBILITIES.  Borrower shall be solely responsible
          -----------------------------
for all aspects of Borrower's business and conduct in connection with the Leasehold Interest and Improvements, including, without limitation, the quality and suitability of the Plans and Specifications and their compliance with the Requirements, the supervision of the Work, the qualifications, financial condition and performance of all architects, engineers, contractors, material suppliers, consultants and property managers, and the accuracy of all applications for payment and the proper application of all disbursements. Lender is not obligated to supervise, inspect or inform Borrower or any third party of any aspect of the Work or any other matter referred to above. Any inspection or review by Lender is to determine whether Borrower is properly discharging its obligations to Lender and may not be relied upon by Borrower or any third party. Lender owes no duty of care to Borrower or any third party to protect against, or to inform Borrower or any third party of, any negligent, faulty, inadequate or defective design or construction of the Work.

     4.11 IMPROVEMENT DISTRICT.  Without Lender's prior written consent,
          --------------------
Borrower shall not, directly or indirectly, advocate or assist in the incorporation of any of the Property or Improvements into any improvement or other assessment district.

     4.12 DELAY.  Borrower shall promptly notify Lender in writing of any event
          -----
causing delay or interruption of the Work, or the timely completion of the Work. The notice shall specify the particular work delayed, and the cause and period of each delay.

     4.13 BONDS.  Within five (5) days of Lender's request, Borrower shall
          -----
procure from a surety acceptable to Lender, and deliver to Lender, dual obligee performance and labor and material payment bonds in a form, substance and amount reasonably acceptable to Lender and, if requested by Lender, cause any such bond to be recorded and the Plans and Specifications and construction agreement, if any, to be filed in the office of the County Recorder of the County where the Property is located.

     4.14 CAPITAL EXPENDITURES AND RESERVES.  Borrower shall not make any
          ---------------------------------
capital improvement to the property other than those described in the Plans and Specifications (as the same may be changed pursuant to Section 4.05 hereof) or expend or reserve any income or revenue derived from the Property for any such capital improvement without Lender's prior approval for each such capital improvement, expenditure or reserve.

                             ARTICLE V.  INSURANCE

     5.01 TITLE INSURANCE.  Borrower shall procure the endorsement to the Title
          ---------------
Policy described in Section 3.01(d). During the term of the Loan, Borrower shall procure and deliver to Lender, within five (5) business days of Lender's written request to Borrower, such other endorsements to the Title Policy as Lender may reasonably require.

     5.02 HAZARD INSURANCE.  Borrower shall procure and maintain from an
          ----------------
insurer reasonably satisfactory to Lender a policy of Builders Risk Completed Value hazard insurance, with a vandalism and malicious mischief endorsement and such other endorsements as Lender may reasonably require, insuring Lender against damage to the Property in a amount reasonably acceptable to Lender. Lender shall be named under a Lender's Loss Payable Endorsement (form #438BFU or equivalent) attached to the policy. At Lender's request, the policy shall contain an agreed value clause sufficient (as reasonably determined by Lender) to eliminate any risk of co-insurance.

     5.03 FLOOD ZONE NOTIFICATION.  If required by applicable law, Borrower, as
          -----------------------
ground tenant of the Property and the Improvements under any existing or future lease or sale agreement, shall promptly give written notice to all lessees or purchasers of the Leasehold Interest of the fact that the Property and the Improvements are or will be located in a flood hazard area. Borrower acknowledges that, to the extent required, such written notices have been given by it or will be promptly given.

     5.04 LIABILITY INSURANCE.  Borrower shall procure and maintain from an
          -------------------
insurer reasonably satisfactory to Lender a policy of comprehensive public liability insurance and property damage insurance with limits as reasonably required by Lender, insuring against liability for injury or death to any person and property damage occurring on the Property or in the Improvements from any cause whatsoever. Such policy shall name Lender as an additional insured.

     5.05 BLANKET COVERAGE.  Lender may accept blanket insurance policies in
          ----------------
satisfaction of Borrower's obligations to provide insurance.

     5.06 GENERAL.  Borrower shall procure and maintain all other insurance
          -------
required by the Requirements, this Agreement, the Deed of Trust or applicable law. Lender shall receive the originals of all required insurance policies, or other evidence of insurance reasonably acceptable to Lender. Borrower shall maintain all required insurance until the Loan is repaid. All insurance policies shall provide that the insurance shall not be cancellable without twenty (30) days prior written notice to Lender. All insurancce policies shall be issued by licensed insurance companies acceptable to Lender.


                  ARTICLE VI.  REPRESENTATIONS AND WARRANTIES

     Borrower makes the following representations and warranties as of the Effective Date and continuing thereafter:

     6.01 AUTHORITY.  Borrower has complied with all laws and regulations
          ---------
concerning its organization, existence and transaction of business. Borrower has the right and power to lease the Property and Improvements as ground tenant
as contemplated in the Loan Documents and the Ground Lease.   Borrower has, or
at all appropriate times shall have, properly obtained all permits, licenses and approvals necessary to perform the Work and to use, occupy and market the Improvements, and has complied with the Requirements and all other applicable statutes, laws, regulations and ordinances.

     6.02 FORMATION AND ORGANIZATIONAL DOCUMENTS.  Borrower has delivered to
          --------------------------------------
Lender all of the relevant information and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation and organizational documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. If any such formation or organizational document is hereafter amended or modified, Borrower shall immediately provide Lender with notice in writing of such change.

     6.03 ENFORCEABILITY.  Borrower is authorized to execute deliver, to
          --------------
perform its obligations under, the Loan Documents, which obligations are the valid and binding obligations of Borrower.

     6.04 NO VIOLATION.  Borrower's undertakings in the Loan Documents do not
          ------------
violate any of the Requirements or any other applicable statute, law, regulation or ordinance or any order or ruling of any court or governmental entity, or conflict with, or constitute a breach or default under, any agreement by which Borrower is, or the Leasehold Interest and Improvements are, bound or regulated. Borrower is not in violation of any statute, law, regulation or ordinance, or of any order of any court or governmental entity. There are no claims, actions or proceedings pending or, to Borrower's knowledge, threatened against Borrower or affecting the Leasehold Interest or Improvements other than those disclosed to Lender in writing.

     6.05 FINANCIAL INFORMATION.  All financial information delivered to
          ---------------------
Lender, including, without limitation, information relating to the financial condition of Borrower, the Leasehold Interest, the Improvements, partners or joint venturers of Borrower, or guarantors, fairly and accurately represents such financial condition and has been prepared in accordance with generally accepted accounting principles consistently applied, unless otherwise noted in such information. No material adverse change in such financial condition has occurred.

     6.06 ACCURACY.  All reports, documents, instruments, information and forms
          --------
of evidence delivered to Lender concerning the Loan or security for the Loan or required by the Loan Documents are accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.

     6.07 ADEQUACY OF LOAN.  The undisbursed Loan proceeds, together with
          ----------------
Borrower's Funds and all other sums (if any) to be provided by Borrower as shown in Exhibit B, are sufficient to do all of the things specified in Section
   ---------                                                      -------
3.01(b).
-------

     6.08 TAXES.  Borrower has filed all required federal, state, county and
          -----
municipal tax returns and has paid all taxes owed and payable by Borrower, and Borrower knows of no basis for any additional assessment with respect to any such taxes.

     6.09 COMPLIANCE.  Borrower is familiar with all Requirements.  The
          ----------
development of the Property and the construction of the Improvements will conform to and comply with the Requirements and the Plans and Specifications.


                             ARTICLE VII.  DEFAULT

     7.01 DEFAULT.  The following shall constitute an event of default under
          -------
the Loan Documents:

          (a)  MONETARY.  At Lender's option, (i) Borrower's failure to pay
               --------
within fifteen (15) days of the date due any sums payable under the Note, the Original Note or any of the other Loan Documents; or (ii) Borrower's failure to deposit any Borrower's Funds as and when required under Section 3.01(b); or
                                                        ---------------

          (b)  PERFORMANCE OF OBLIGATIONS.  Borrower's failure to perform any of
               --------------------------
its other obligations (in addition to those in Section 7.01(a) above) under any
                                               ---------------
of the Loan Documents within the Initial Cure Period, or, within ninety (90) days after written notice so long as Borrower begins within the Initial Cure Period and diligently continues to cure the failure, and Lender, exercising reasonable judgment, determines that the cure cannot reasonably be completed at or before expiration of the Initial Cure Period; or

          (c)  CONSTRUCTION; USE.  (i) Any material deviation in the Work from
               -----------------
the Plans and Specifications or Requirements or the appearance or use of defective workmanship or materials in performing the Work, and Borrower's failure to remedy the same to Lender's reasonable satisfaction within thirty
(30) days of Lender's written demand to do so; or (ii) the cessation of the Work prior to completion for a continuous period of more than thirty (30) days, unless such cessation is (A) a result of a casualty or taking and Borrower diligently continues to restore the Property in accordance with the provisions of Section 5 of the Deed of Trust, or (B) caused by events for which delay may
   ---------
be permitted under Section 4.02 hereof; or (iii) the curtailment in availability
                   ------------
to the Property or Improvements of utilities or other public services necessary for the full occupancy and utilization of the Improvements for a continuous period of more than thirty (30) days; or

          (d)  LIENS; ATTACHMENT; CONDEMNATION.  (i) The filing of any claim of
               -------------------------------
lien against the Leasehold Interest or Improvements or the service on Lender of any bonded stop notice relating to the Loan and the continuance of the claim of lien or bonded stop notice for twenty (20) days without discharge, satisfaction or provision for payment being made in accordance with Section 4.09; or (ii) the
                                                       ------------
condemnation, seizure or appropriation of, or occurrence of an uninsured casualty with respect to any material, as determined by Lender in its sole and absolute discretion, portion of the Property or Improvements, unless (A) within sixty (60) days after any such condemnation, seizure or appropriation, or occurrence of an uninsured casualty, Borrower submits to Lender a written proposal reasonably satisfactory to Lender for the repair or restoration of the Property or Improvements, as the case may be, using funds provided by Borrower, such that the value of the Leasehold Interest or Improvements, as the case may be, is not materially impaired as a result thereof, and (B) Borrower diligently pursues such repair or restoration to completion in a good and workmanlike manner; or

          (e)  REPRESENTATIONS AND WARRANTIES.  The failure of any of Borrower's
               ------------------------------
representations or warranties in any of the Loan Documents to be true within thirty (30) days after notice by Lender; or

          (f)  CHANGE IN MANAGEMENT OR CONTROL.  The occurrence of any
               -------------------------------
management, organizational or other material change in the Borrower or the partners or venturers thereof, including, without limitation, partnership or joint venture disputes, which Lender determines, in its reasonable discretion, will have a material adverse effect on the Loan, the Leasehold Interest, the security for the Loan or upon Borrower's or its partners' and venturers' ability to perform their obligations under the Loan Documents, without Lender's prior written consent; provided, however, that Lender shall not unreasonably withhold or delay its consent to any (i) distribution to any general or limited partner of Borrower of such partner's respective interest therein or (ii) assignment or transfer by any general or limited partner of Borrower of its respective interest so distributed to any person or entity controlling, controlled by, or under common control with such general or limited partner (each an "Affiliate"), provided that (A) such distribution, assignment or transfer is made for the purpose of accomplishing a tax free exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, and (B) any and all such Affiliates agree to assume all of the liabilities and obligations of Borrower and such general or limited partner to Lender pursuant to a written instrument satisfactory to Lender.

          (g)  ACCELERATION UPON LOSS OF SECURITY.  If at any time the Deed of
               ----------------------------------
Trust ceases to be a valid first lien upon the Leasehold Interest and Improvements subject only to such other liens and encumbrances approved by Lender and shown in the Title Policy.

          (h)  CROSS-DEFAULT.  The occurrence of any Event of Default under the
               -------------
Deed of Trust.

     7.02 ACCELERATION.  Upon the occurrence of a Default specified in Sections
          ------------                                                 --------
7.01, Lender may, at its option, declare all sums owing to Lender under the
----
Note, the Original Note and the other Loan Documents immediately due and payable. Upon the occurrence of any Default specified in any of the Loan Documents which provides that acceleration shall be automatic, all sums owing to Lender under the Note, the Original Note and the other Loan Documents shall automatically become immediately due and payable. Upon acceleration, Lender may, in addition to other uses permitted under the Loan Documents, apply undisbursed Loan proceeds and any sums in the Account and the Borrower's Funds Account to the sums owing to Lender under the Loan Documents in such order as Lender may elect. Without limitation of the provisions of Section 7.04 hereof,
                                                           ------------
Borrower hereby irrevocably appoints Lender as its true and lawful attorney-in-fact, which agency is coupled with an interest, to accomplish the foregoing actions and rights of Lender or transfer of such funds to Lender.

     7.03 DISBURSEMENT BY LENDER.  Upon the occurrence of a Default which is
          ----------------------
occasioned by Borrower's failure to pay money, Lender may but shall not be obligated to make such payment from Loan proceeds, Borrower's Funds, or other funds of Lender. If such payment is made from proceeds of the Loan or from Borrower's Funds, Borrower shall deposit in the Borrower's Funds Account, upon written demand issued pursuant to Section 3.01(b), an amount equal to such payment. If such
                   ---------------
payment is made from funds of Lender, Borrower shall repay such funds upon demand issued pursuant to Section 7.06. In either case, the Default with respect
                          ------------
to which any such payment has been made by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower.

     7.04 LENDER'S COMPLETION OF CONSTRUCTION.  If a Default occurs, Lender
          -----------------------------------
may, upon five (5) days written notice to Borrower, and with or without legal process, take possession of the Property and Improvements, remove Borrower and all agents, employees and contractors of Borrower from the Property and Improvements, complete the Work and market and sell or lease the Leasehold Interest and the Improvements. Borrower irrevocably appoints Lender as its attorney-in-fact, which agency is coupled with an interest for the purposes of effecting the provisions of this Section 7.04. As attorney-in-fact, Lender may,
                                 ------------
in Borrower's name, take or omit to take any action Lender may deem appropriate, including, without limitation, exercising Borrower's rights under the Loan Documents and all contracts concerning the Property and/or Improvements.

     7.05 CESSATION OF CONSTRUCTION.  If Lender reasonably determines that the
          -------------------------
Work is not being performed in accordance with the Plans and Specifications, the Requirements, or the Loan Documents, Lender may order all Work affected by the condition of nonconformance immediately stopped. After that order, Borrower shall not allow any Work, other than corrective work, to be performed on any of the Property or Improvements affected by the condition of nonconformance until Lender notifies Borrower in writing that the nonconforming condition has been corrected, which notice shall be provided by Lender promptly after completion of the corrective work and receipt of notice from Borrower that such work has been completed.

     7.06 REPAYMENT OF FUNDS ADVANCED.  If Lender spends its funds in
          ---------------------------
exercising any of its rights or remedies under the Loan Documents, the amount of funds spent shall be payable to Lender upon demand, together with interest at the rate applicable to the principal balance of the Note as specified therein plus 2% per annum, from the date the funds were spent. Until repaid, such amounts shall have the security afforded disbursements under the Note.

     7.07 RIGHT OF CONTEST.  Borrower may contest in good faith any claim,
          ----------------
demand, levy or assessment (other than liens and stop notices, provision for which is made in Section 4.09) by any
                 ------------
person other than Lender which would constitute a Default if (a) Borrower pursues the contest diligently and in a manner which Lender determines is not prejudicial to Lender and does not impair the rights of Lender under any of the Loan Documents; and (b) Borrower deposits with Lender any funds or other forms of assurance which Lender in good faith from time to time reasonably determines appropriate to protect Lender from the consequences of the contest being unsuccessful. Borrower's compliance with this Section shall operate to prevent such claim, demand, levy or assessment from becoming a Default.


                      ARTICLE VIII.  HAZARDOUS MATERIALS

     8.01 COVENANTS.  Without limitation of the provisions of the Ground Lease
          ---------
or any other agreement, covenant or restriction by which Borrower may be bound, Borrower hereby agrees as follows:

          (a)  NO HAZARDOUS ACTIVITIES.  Borrower shall not cause or knowingly
               -----------------------
permit any Hazardous Materials to be brought onto the Property in violation of applicable law.

          (b)  HAZARDOUS MATERIALS LAWS.  Borrower shall comply and cause the
               ------------------------
Property to comply with all Hazardous Materials Laws in connection with the Work.

          (c)  NOTICES.  Borrower shall immediately notify Lender in writing of:
               -------
(i) the discovery by Borrower of any breach or violation of the foregoing clauses (a) and (b) of this Section, or (ii) the receipt by Borrower of written notice of any Hazardous Materials Claims.

          (d)  REMEDIAL ACTION.  Subject to applicable law, in response to
               ---------------
Borrower's actual knowledge of the presence of any Hazardous Materials on or under the Property resulting from any breach or violation of the foregoing clauses (a) and (b) of this Section, Borrower shall promptly commence and thereafter diligently pursue, at no cost or expense to Lender, all Remedial Action in connection with such Hazardous Materials. The foregoing, however, shall be subject to Borrower's right of contest under Section 8.02, below.
                                                      ------------

     8.02 RIGHT OF CONTEST.  Borrower may contest in good faith any claim,
          ----------------
demand, levy or assessment under the Hazardous Materials Laws or any Hazardous Materials Claims made by any person or entity if: (a) the contest is based on a material question of law or fact raised by Borrower in good faith; (b) Borrower promptly commences and thereafter diligently pursues the contest; (c) the contest will not materially impair the taking of any Remedial Action with respect to such claim, demand, levy or assessment under Hazardous Materials Laws or Hazardous Materials Claims; and (d) Borrower demonstrates to Lender's reasonable satisfaction that Borrower has the financial capability to undertake and pay for such contest and any Remedial Action when reasonably necessary. No Default shall be deemed to exist with respect to any claim, demand, levy or attachment being contested by Borrower in accordance with the foregoing terms of this Section 8.02.
                                            ------------

     8.03 INDEMNITY.  Notwithstanding anything to the contrary set forth in
          ---------
Section 9.29, the duty of Borrower to indemnify Lender and the liability of
------------
Borrower to Lender under Section 9.02 shall not be secured by the Deed of Trust
                         ------------
or subject to any "non-recourse" or "limitation of liability" provisions of this Agreement or any other Loan Document if such duty to indemnify arises out of a breach of Section 8.01 hereof. Borrower acknowledges that Lender's appraisal of
          ------------
the Leasehold Interest and Improvements is such that Lender is not willing to accept the consequences under California's "One Form of Action Rule" (i.e.
Section 726 of the CCP) and "Anti-Deficiency Rules" (i.e. Sections 580(a), 580(b) and 580(d) of the CCP) of the inclusion of Borrower's duty to indemnify Lender with respect to the matters described above in this Section 8.03 among
                                                           ------------
the obligations secured by the Deed of Trust and that Lender would not make the Loan but for the unsecured personal liability undertaken by Borrower in connection with such matters. Borrower further acknowledges that Lender's right to indemnification with respect to such matters is in addition to, and not in limitation of, all of the rights and remedies which Lender may possess at law or in equity at any time under any Hazardous Materials Laws.

     8.04 INSPECTION BY LENDER.  Upon reasonable prior notice to Borrower,
          --------------------
Lender, its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding) enter and inspect the Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property.


                     ARTICLE IX.  MISCELLANEOUS PROVISIONS


     9.01 EXPENSES.  Borrower shall pay Lender immediately upon demand all
          --------
costs and expenses incurred by Lender in connection with the enforcement or satisfaction by Lender of any of Borrower's obligations under this Agreement or under the Loan Documents. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all appraisal fees, cost engineering and inspection fees, legal fees, accounting fees, environmental consultant fees (if any), auditor fees, and the cost to Lender of any title insurance premiums and title surveys. If any of the services described in this Section are provided by an employee of Lender, Borrower shall reimburse Lender its standard charge for such services.

     9.02 INDEMNITY.  Borrower indemnifies Lender against, and holds Lender
          ---------
harmless from, any losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses (including reasonable attorneys' fees) which Lender may incur as a direct or indirect consequence of: (i) the making of the Loan, except for violations of lending laws or regulations by Lender; or
(ii) Borrower's failure to perform any obligations as and when required by this Agreement or any of the Loan Documents; or (iii) any failure at any time of any of Borrower's representations or warranties to be true and correct, or (iv) any act or omission by Borrower, any contractor, subcontractor or material supplier, engineer, architect or other person or entity with respect to any of the Work. Borrower shall pay immediately upon Lender's demand any amounts owing under this indemnity together with interest from the date the indebtedness arises until paid at the rate of interest applicable to the principal balance of the Note as specified therein plus 2% per annum. Borrower's duty to indemnify Lender shall survive the release and cancellation of the Note and the reconveyance or partial reconveyance of the Deed of Trust.

     9.03 RECORDS.  Borrower shall maintain complete books of accounts and
          -------
other records for the Work, the Leasehold Interest and Improvements and for disbursement and use of the Loan proceeds and Borrower's Funds, and during normal business hours upon not less than two (2) business days' notice the same shall be available for inspection and copying by Lender.

     9.04 ERISA COMPLIANCE.  Borrower shall at all times comply with the
          ----------------
provisions of ERISA with respect to any retirement or other employee benefit plan to which it is a party as employer, and as soon as possible after Borrower knows, or has reason to know, that any Reportable Event (as defined in ERISA) with respect to any such plan of Borrower has occurred, it shall furnish to Lender a statement in writing setting forth details as to such Reportable Event and the action, if any, which Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event furnished to the Pension Benefit Guaranty Corporation.

     9.05 FURTHER ASSURANCES.  At Lender's request and at Borrower's expense,
          ------------------
Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper (as reasonably determined by Lender) to carry out the purposes of the Loan Documents or to perfect and preserve any liens created by the Loan Documents.

     9.06 FORM OF DOCUMENTS.  The form and substance of all documents,
          -----------------
instruments, and forms of evidence to be delivered to Lender under the terms of any of the Loan Documents shall be subject to Lender's approval (which approval shall not be unreasonably withheld or delayed) and shall not be modified, superseded or terminated in any respect without Lender's prior written approval.

     9.07 NO THIRD PARTIES BENEFITTED.  No person other than Lender and
          ---------------------------
Borrower and their permitted successors and assigns shall have any right of action under any of the Loan Documents.

     9.08 NOTICES.  Any notice, request, demand or other communication required
          -------
or permitted under the Loan Documents (unless otherwise expressly provided therein) shall be given in writing by delivering the same in person to the intended addressee by overnight courier service with guaranteed next day delivery or by certified United States mail, postage prepaid or telegram sent to the intended addressee at the applicable address set forth below or to such different address as either Lender or Borrower shall have designated by written notice to the other sent in accordance herewith. Such notices shall be deemed given when received or, if earlier, in the case of delivery by courier service with guaranteed next day delivery, the next day or the day designated for delivery, or in the case of delivery by certified United States mail, two days after deposit therein. No notice to or demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances.

     Notice addresses:

     If to Borrower:  c/o Mr. William Thormahlen
                      Sares-Regis Group
                      18802 Bardeen Avenue
                      Irvine, California  92715-1521


     If to Lender:    c/o Copley Real Estate Advisors, Inc.
                      399 Boylston Street
                      Boston, Massachusetts  02116
                      Attention:  General Counsel
     with a copy to:  Hale and Dorr
                      60 State Street
                      Boston, MA  02109
                      Attention:  Kenneth A. Hoxsie, Esq.


     9.09 AUTHORITY TO FILE NOTICES.  Borrower irrevocably appoints and
          -------------------------
authorizes Lender, as Borrower's attorney-in-fact, which agency is coupled with an interest, to execute and/or record in Lender's or Borrower's name any notices, instruments or documents that Lender deems appropriate to protect Lender's interest under any of the Loan Documents.

     9.10 ACTIONS.  Lender may commence, appear in or defend any action or
          -------
proceeding purporting to affect the Leasehold Interest, Improvements, Loan Documents or the rights, duties or liabilities of Borrower or Lender under the Loan Documents. In exercising this right, Lender may incur and pay costs and expenses including, without limitation, reasonable attorneys' fees and court costs and Borrower agrees to pay all such expenses so incurred or paid.

     9.11 RELATIONSHIP OF PARTIES.  The relationship of Borrower and Lender
          -----------------------
under the Loan Documents is, and shall at all times remain, solely that of borrower and lender. Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the Leasehold Interest, Improvements or Loan, except as expressly provided in the Loan Documents and the Ground Lease.

     9.12 LENDER'S DELAY.  Lender shall not be liable in any way for Lender's
          --------------
failure to perform or delay in performing under the Loan Documents, and Lender may suspend or terminate all or any portion of Lender's obligations under the Loan Documents if Lender's delay or failure results directly or indirectly from, or is based upon, the action, inaction, or purported action, of any Governmental Agency, or any other cause or event identified in Section 4.02 hereof.
                                                  ------------

     9.13 ATTORNEY'S FEES; ENFORCEMENT.  If any attorney is engaged by Lender
          ----------------------------
to enforce, or defend any provision of any of the Loan documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, Borrower shall pay to Lender, immediately upon demand, the amount of all attorneys' fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein plus 2% per annum.

     9.14 ASSIGNMENT.  Borrower shall not assign Borrower's interest under any
          ----------
of the Loan Documents, or in any monies due or to become due thereunder, without Lender's prior written consent. Any assignment made without Lender's consent shall be void. Borrower recognizes that this is not an ordinary loan and that Lender would not make this Loan except in reliance on Borrower's expertise and reputation, Lender's knowledge of Borrower, and Lender's understanding that this Agreement is more in the nature of an agreement involving personal services than a standard loan where Lender would rely on security upon which no additional work is planned. In this instance, Lender is relying on Borrower's expertise and prior experience to perform and complete the Work in accordance with the terms of the Loan Documents.

     9.15 LENDER'S AGENTS.  Lender may designate an agent or independent
          ---------------
contractor to exercise any of Lender's rights under the Loan Documents. Any reference to Lender in any of the Loan Documents shall include Lender's agents, employees or independent contractors.

     9.16 SEVERABILITY.  If any provision of the Loan Documents shall be
          ------------
determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from the Loan Documents and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been part of the Loan Documents.

     9.17 HEIRS, SUCCESSORS AND ASSIGNS.  The terms of the Loan Documents shall
          -----------------------------
be binding upon and inure to the benefit of the heirs, successors and assigns of the parties; provided however, that this Section does not waive the provisions of Section 9.14.
   ------------

     9.18 RIGHTS CUMULATIVE, NO WAIVER.  All Lender's rights and remedies
          ----------------------------
provided in the Loan Documents, granted by law or otherwise, are cumulative and may be exercised by Lender at any time. Lender's exercise of any right or remedy shall not constitute a cure of any Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms.

     9.19 TIME.  Time is of the essence of each term of the Loan Documents.
          ----

     9.20 HEADINGS.  All headings appearing in any of the Loan Documents are
          --------
for convenience only and shall be disregarded in construing the Loan Documents.

     9.21 GOVERNING LAW.  The Loan Documents shall be governed by, and
          -------------
construed in accordance with, the laws of the State of California, except to the extent preempted by Federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any Federal or State Court within the State of California having proper venue and also consent to service of process by any means authorized by California or Federal Law.

     9.22 INTEGRATION; INTERPRETATION.  The Loan Documents contain or expressly
          ---------------------------
incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference in any of the Loan Documents to the Property, the Leasehold Interest or Improvements shall include all or any part of the Property, the Leasehold Interest or Improvements. Any reference to the Loan Documents in any of the Loan Documents includes any amendments, renewals or extensions approved by Lender. Any reference in this Agreement to the Loan Documents shall include all or any of the provisions of this Agreement and the Loan Documents unless otherwise specified.

     9.23 JOINT AND SEVERAL LIABILITY.  The liability of all persons and
          ---------------------------
entities who are in any manner obligated under any of the Loan Documents shall be joint and several.

     9.24 EXECUTION IN COUNTERPARTS.  This Agreement, and other Loan Documents
          -------------------------
which expressly so provide, may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

     9.25 INCORPORATION.  Exhibits A and B attached hereto are incorporated
          -------------            -     -
into this Agreement.

     9.26 CREDIT FOR PRINCIPAL PAYMENTS.  Any payment made upon the outstanding
          -----------------------------
principal balance of the Loan shall be credited as of the business day upon which the applicable following condition has occurred by no later than 11:00 a.m. (Pacific Standard Time or Pacific Daylight Time, as appropriate):

          (a) In the case of a principal payment made by a federal funds wire transfer, upon receipt by Lender of written advice from the Federal Reserve System confirming that the transferred amount has been credited for the account of Lender; or

          (b) In the case of a principal payment made by either a cashier's check, or in the case of a check drawn upon a deposit account in which there are then sufficient funds on deposit for the payment of said check, upon receipt by Lender of such check or cashier's check at the address designated elsewhere herein for the delivery to Lender of notices.

     9.27 WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY TO THIS AGREEMENT
          --------------------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS OR THE ORIGINAL NOTE, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS OR THE ORIGINAL NOTE (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     9.28 OBLIGATIONS UNDER GROUND LEASE.  Nothing contained in this Agreement
          ------------------------------
shall be construed to relieve or excuse Borrower of any of its obligations in its capacity as ground tenant under the Ground lease.

     9.29 NONRECOURSE.
          -----------

          (a) Borrower shall be liable upon the indebtedness evidenced by the Note, for all sums to accrue or to become payable thereunder, and for performance of any covenants contained in any of the Loan Documents to the extent, but only the extent, of Lender's security for the same, including, without limitation, all properties, rights, estates, and interests covered by this Agreement and the Loan Documents. No attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Borrower other than the properties, rights, estates and interest described in this Agreement and the other Loan Documents. In the event of foreclosure of such title, liens, mortgages or security interests, by private power of sale or otherwise, no judgment for any deficiency upon such indebtedness, sums and amounts shall be sought or obtained by Lender against Borrower.

          (b) Subject to the limitations set forth in Subparagraph (a) above, nothing herein contained shall be construed to prevent Lender from exercising and enforcing any other remedy allowed at law or in equity or by any statute or by the terms of any of the Loan Documents.

          (c)  Notwithstanding the foregoing provisions of Subparagraphs (a) and
(b) above, or any provision of the Deed of Trust or any other Loan Document to the contrary, no limitation of liability set forth herein, in the Deed of Trust or in any other Loan Documents shall be deemed to limit any right Lender might otherwise have to obtain injunctive relief against Borrower or any partner of Borrower related to the Leasehold Interest or the Improvements or any personal property security or to take any action to preserve, enforce or foreclose the liens, mortgages, assignments and security interests now or at any time hereafter securing the payment and performance of all sums and obligations hereunder or any of the Loan Documents, or to collect rents or to collect amounts which may become owing or payable under or on account of insurance, condemnation awards or damages for other public actions or surety bonds maintained or provided by Borrower.

          (d) In addition to the foregoing provisions of this Section 9.29, neither the limitation of liability set forth herein, or in the Deed of Trust or any other Loan Document:

               (i)  shall apply to any damages sustained by Lender by reason of:

                    (A) any misrepresentation by Borrower or any partner of Borrower proving to have been an intentional or fraudulent misrepresentation when made,

                    (B) waste or intentional damage to the Property or Improvements thereon by Borrower or any partner of Borrower,

                    (C)  any breach of Borrower's obligations under Section 8.03
                                                                    ------------
          hereof,

                    (D) the failure of Borrower or any partner of Borrower to pay any income or other taxes, assessments or charges attributable to the Borrower or such partner (as the case may be) which can create liens on any portion of the Leasehold Interest or Improvements (to the full extent of any such taxes, assessments or other charges) as to Borrower or the partner who fails to pay such taxes, assessments or charges, or

                    (E) the making of any payment or any distribution (cash, profits, fees or otherwise) of any assets of Borrower to any partner of Borrower or to any affiliate of a partner of Borrower without the prior written consent of Lender; and

               (ii) shall apply should Borrower, or any partner of Borrower, claim or contend at any time that the Deed of Trust securing the Loan is, for any reason, invalid or unenforceable to an extent that would:

                    (A) preclude Lender from foreclosing the Deed of Trust or causing a trustee's sale in connection with the Deed of Trust upon the occurrence of a Default hereunder, or

                    (B) preclude Lender from foreclosing or otherwise enforcing its security interest in the personal property covered by the Deed of Trust or the Security Agreement upon the occurrence of a Default hereunder.

          (e) Nothing herein contained shall limit or be construed to limit the personal liability and obligations of Borrower in the event that and to the extent that after a Default or an event or circumstance that with the passage of time, the giving of notice, or both, could constitute a Default, Borrower collects any rents, issues or profits of the Leasehold Interest or the Improvements or derived from the Leasehold Interest or the Improvements and does not apply the same to the normal operating expenses of the Leasehold Interest or the Improvements or any payments due under any of the Loan Documents, it being intended hereby that Borrower shall be personally liable and obligated hereunder to the full extent of such rentals and other items so collected and not so applied, and that Lender or other holder hereof or of the Note, the Original Note or any of the Loan Documents shall not be limited in any way in enforcing such personal liability and obligations of Borrower.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.

"Lender"                              "Borrower"

NEW ENGLAND LIFE                      WILLOWS CONCORD VENTURE,
PENSION PROPERTIES' A Real            a California limited partnership,
Estate Limited Partnership,
a Massachusetts limited
partnership                           By: /s/ William I. Thormahlen
                                         ----------------------------
                                      Name: William I. Thormahlen
                                           --------------------------
                                      Title: General Partner
                                            -------------------------


By:  Copley Properties Company, Inc.

     By: /s/ Wesley M. Gardiner
        -------------------------
        Name: Wesley M. Gardiner
             --------------------
        Title: Vice President
              -------------------


NEW ENGLAND LIFE PENSION
PROPERTIES, II; A Real Estate Limited
Partnership, a Massachusetts limited
partnership

By:  Copley Properties Company II, Inc.

     By: /s/ Wesley M. Gardiner
        -------------------------
        Name: Wesley M. Gardiner
             --------------------
        Title: Vice President
              -------------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------

     That certain real property located in the City of Concord, County of Contra Costa, State of California, described as follows:

          Parcel "B" as shown on the Parcel Map filed April 22, 1969, in Book 8 of Parcel Maps at Page 16, Contra Costa County Records (hereinafter, the "Site").

          Excepting therefrom the interest to Contra Costa County Flood Control and Water Conservation District, in the Deed recorded May 16, 1969, in Book 5876, Page 838, of Official Records.

     ALSO EXCEPTING THEREFROM the buildings, structures and improvements now or hereafter erected on the Site, and any replacements thereof, which are and shall remain real property (collectively, the "Improvements"), and the furnishings, equipment, machinery and other items of personal property now or hereafter necessary for the property operation and maintenance of the Improvements and situated on, over or beneath the Site.

                                   EXHIBIT B

The Willows
Section VII -  1994 & 1995 Summary    1995
Prepared By:
Ginger Bryant

                              Actual     Actual    Actual     Actual
                                Jan       Feb        Mar       Apr        May        Jun        Jul        Aug
------------------------------------------------------------------------------------------------------------------
Rental Income                 215,188    198,598   176,675    224,225    190,544    170,610    189,076    212,876
CAM, Taxes and Insurance       47,369     44,817    54,995     27,523     42,032     46,920     43,715     47,050
Other Income                      113        585       263        638        250        250        250        250
TOTAL REVENUES                262,670    244,000   231,933    252,386    232,827    217,780    233,041    260,176

Repairs and Maintenance           652      3,938    11,165      9,454      3,006      3,025      2,506      2,654
Parking Lot                     1,911          0     1,040        520        740        740      3,740        740
Landscaping                      (100)    11,350    12,849      5,675     11,175     10,726      7,225      8,375
Utilities                          60      4,358     5,931      4,521     12,000      4,000     12,000      4,000
HVAC                                0          0         0          0          0          0          0          0
Janitorial & Trash                  0     19,428    16,972      5,792     21,100     13,600     13,600     13,600
Security & Other                2,336     12,226    16,657      5,894     12,510      8,585      8,960      8,510
TOTAL CAM                       4,859     51,300    64,614     31,856     60,531     40,676     48,031     37,879

Property Taxes                      0     27,000    54,000    (27,289)    27,018     27,018     27,018     27,018
Insurance                       1,647      1,647     1,647      1,647      1,647      1,647      1,647      1,647
Management Fees                 8,878      7,546     6,930      8,160      6,994      6,543      7,000      7,814
Management Salaries             6,191      7,149     9,385      4,156      7,264      7,264      7,264      7,264
TOTAL OPERATING EXPENSES       21,575     94,642   136,576     18,530    103,454     83,148     90,961     81,622

Marketing                         850      1,093       368      1,026      6,914      8,296      1,149      3,617
Professional Services          10,071      1,983     2,141      5,686      2,000      2,000      2,000      2,000
Administrative                  5,358      1,349     9,460      3,930      3,525      4,639      3,525      3,501
Bad Debt                            0       (609)     (305)      (305)      (305)      (305)      (305)      (305)
TOTAL EXPENSES                 37,854     98,458   148,240     28,867    115,588     97,778     97,330     90,436
NET OPERATING INCOME          224,816    145,542    83,693    223,519    117,238    120,003    135,710    169,740

Interest Paid                       0          0         0          0          0          0          0          0
Other Expenses Paid                 0          0         0        800          0          0          0          0

Tenant Improvements/Vanilla  (105,503)   (22,618)  (10,443)    (2,775)   (46,000)  (124,000)  (165,000)  (300,000)
Leasing Commissions             7,172     (4,292)   (2,880)   (13,947)   (34,435)   (12,000)   (13,150)   (46,000)
Renovation and Replacements   (80,902)   (54,309)    2,139     (5,464)         0    (60,000)   (20,000)         0
TOTAL CAPITAL                (179,233)   (81,219)  (11,184)   (22,186)   (80,435)  (196,000)  (198,150)  (346,000)

Loan/Other Funding            308,185          0         0     49,380   (250,000)   (17,000)    57,000     53,000

Cash Accrual Adjustments     (185,520)  (338,603)   73,913   (153,808)    27,018    142,583     29,168    174,868
NET CASH FLOW                 168,248   (274,280)  146,422     96,105   (186,179)    49,586     23,728     51,608

Beginning Cash                170,606    338,854    64,575    210,997    307,103    120,924    170,509    194,238
Ending Cash                   338,854     64,575   210,997    307,103    120,924    170,509    194,238    245,846

Target Working Capital                              50,000     50,000     50,000     50,000     50,000     50,000
Property Tax Reserve                               135,000          0     27,000     54,000     81,000    108,000
Excess/Funding Need                                 25,997    257,103     43,924     66,509     63,238     87,846
Cumulative Funding            308,185    308,185   308,185    357,565    357,565    357,565    357,565    357,565
Balance in Coploy Cash
 account                            0          0         0          0    250,000    267,000    210,000    157,000

Potential Pad B REG pymt                                                                       250,000
Potential Pad B costs above

                                                                                          Current Yr
                               Sep        Oct         Nov         Dec          Total       Forecast     Change
----------------------------------------------------------------------------------------------------------------
Rental Income                 194,200    216,400     205,150      217,875     2,411,421    2,565,726    (154,304)
CAM, Taxes and Insurance       49,212     49,931      54,053       64,291       571,908      624,826     (52,917)
Other Income                      250        250         250          250         3,599        3,000         599
TOTAL REVENUES                243,663    266,582     259,453      282,416     2,986,929    3,193,551    (206,623)

Repairs and Maintenance         2,878      6,665       4,518        5,037        55,497       45,180      10,318
Parking Lot                       740        920         920          920        12,931       12,960         (29)
Landscaping                     9,766      5,725       8,225        9,616       100,607       99,624         983
Utilities                      12,000      4,300      10,500        5,500        79,170       90,400     (11,230)
HVAC                                0          0           0            0             0            0           0
Janitorial & Trash             13,600     14,100      14,100       14,100       159,992      164,700      (1,232)
Security & Other                8,585      8,510       8,960        9,485       111,218      109,120       2,098
TOTAL CAM                      47,569     40,220      47,223       44,658       519,415      521,984         908

Property Taxes                 27,018     27,018      27,018       27,018       269,855      401,395    (131,540)
Insurance                       1,729      1,729       1,729        1,729        20,093       20,094          (1)
Management Fees                 7,319      8,007       7,793        8,482        91,465       95,657      (4,191)
Management Salaries             7,264      7,264       7,264       13,832        91,559       95,098      (3,539)
TOTAL OPERATING EXPENSES       90,898     84,238      91,026       95,718       992,388    1,134,227    (138,363)

Marketing                       2,671      2,639       9,921       11,171        49,714       51,257      (1,543)
Professional Services           2,000      2,000       5,000        2,000        38,378       37,500         878
Administrative                  4,463      3,501       3,975        4,439        51,668       50,829         839
Bad Debt                         (305)      (305)       (305)        (305)       (3,659)       5,000      (8,659)
TOTAL EXPENSES                 99,727     92,073     109,617      113,023     1,128,489    1,278,813    (146,848)
NET OPERATING EXPENSES        143,935    174,509     149,836      169,393     1,858,440    1,914,738     (59,774)

Interest Paid                       0          0           0            0             0           (0)          0
Other Expenses Paid                 0          0           0            0           800            0         800

Tenant Improvements/Vanilla  (559,150)  (356,250)   (198,400)     (32,000)   (1,922,139)  (1,928,150)      6,011
Leasing Commissions           (26,348)   (55,250)    (45,435)     (54,500)     (301,065)    (394,900)     93,835
Renovation and Replacements         0          0           0            0      (218,536)    (200,000)    (18,536)
TOTAL CAPITAL                (585,498)  (411,500)   (243,835)     (86,500)   (2,441,740)   2,523,050      81,310

Loan/Other Funding            157,000    426,000     222,000       94,000     1,099,565            0   1,099,565

Cash Accrual Adjustments      266,516   (146,980)   (140,647)    (292,425)     (543,917)           0    (543,917)
NET CASH FLOW                 (18,047)    42,029     (12,646)    (115,632)      (28,452)    (608,312)    576,384

Beginning Cash                245,846    227,800     269,829      257,183       170,606
Ending Cash                   227,800    269,629     257,183      141,651       142,154

Target Working Capital         50,000     50,000      50,000       50,000
Property Tax Reserve          135,000    135,000      27,000       54,000
Excess/Funding Need            42,800     84,829     180,183       37,651
Cumulative Funding            357,565    783,565   1,005,565    1,099,565
Balance in Coploy Cash
 account                            0          0           0            0
                                                                             before
Potential Pad B REG pymt                                                     contingency
Potential Pad B costs above ******* (in TI #)                  (1,350,000)    2,199,565

                                PROMISSORY NOTE
                                ---------------



     1.   Defined Terms.  As used in this Promissory Note (this "Note"), the
          -------------
following terms shall have the following meanings:

          Accrual Balance shall have the meaning assigned to it in Paragraph
          ---------------
3(a)(ii).

          Accrued Amount  shall have the meaning assigned to it in Paragraph
          --------------
3(a)(ii).

          Assignment of Leases  shall mean that certain Assignment of Leases and
          --------------------
Rents dated as of June 13, 1991, executed by Maker in favor of Lender, recorded on June 18, 1991 as Instrument No. 91-110715 in the Official Records of Contra Costa County, California, as amended by that certain Modification Agreement and First Amendment to Loan Documents dated as of August 15, 1991, as further amended by that certain Modification Agreement and Second Amendment to Loan Documents dated as of September 12, 1991, as further amended by that certain Modification Agreement and Third Amendment to Loan Documents dated as of October 15, 1991, as further amended by that certain Fourth Amendment to Loan Documents dated as of December 17, 1992, and as further amended by that Fifth Amendment to Loan Documents (as defined herein).

          Date of Disbursement  shall mean the date of this Note.
          --------------------

          Deed of Trust  shall mean that certain Deed of Trust and Security
          -------------
Agreement dated as of June 13, 1991, by Maker, as Trustor, to Chicago Title Company, as Trustee, for the benefit of Lender, recorded in June 18, 1991 as Instrument No. 91-116714 in the Official Records of Contra Costa County, California, as amended by that certain Modification Agreement and First Amendment to Loan Documents dated as of August 15, 1991, as further amended by that certain Modification Agreement and Second Amendment to Loan Documents dated as of September 12, 1991, as further amended by that certain Modification Agreement and Third Amendment to Loan Documents dated as of October 15, 1991, as further amended by that certain Fourth Amendment to Loan Documents dated as of December 17, 1992, and as further amended by the Fifth Amendment to Loan Documents (as defined herein).

          Fifth Amendment to Loan Documents  shall mean that certain Fifth
          ---------------------------------
Amendment to Loan Documents of even date herewith by and between Maker and Lender.

          Fiscal Year  shall mean the calendar year.  As used in this Note, a
          -----------
Fiscal Year shall include any partial Fiscal Year at the beginning and end of the term of this Note.

          Ground Lease  shall mean that certain Amended and Completely Restated
          ------------
Ground Lease effective as of June 18, 1991 by and between Maker, as ground tenant, and Lender, as ground landlord.

          Improvements  shall mean the shopping center and any and all other
          ------------
improvements located on the Property.

          Interest Rate shall mean eleven percent (11%) per annum compounded
          -------------
monthly.

          Leasehold Interest  shall mean Maker's leasehold interest under the
          ------------------
Ground Lease.

          Lender  shall mean New England Life Pension Properties; A Real Estate
          ------
Limited Partnership, and New England Life Pension Properties II; A Real Estate Limited Partnership, each a Massachusetts limited partnership, together with their respective successors and assigns (collectively referred to herein as "Lender").

          Loan  shall mean the loan in the amount of the Principal Sum made by
          ----
Lender to Maker pursuant to the Loan Agreement.

          Loan Agreement  shall mean that certain Construction Loan Agreement by
          --------------
and between Maker and Lender of even date herewith.

          Maker  shall mean Willows Concord Venture, a California limited
          -----
partnership, having an address at 18802 Bardeen Avenue, Irvine, California
92715.

          Maturity Date  shall mean December 31, 1997.
          -------------

          Net Operating Cash Flow shall have the meaning assigned to it in
          -----------------------
Paragraph 3(a)(iii).

          Operating Expenses shall have the meaning assigned to it in Paragraph
          ------------------
3(a)(iv).

          Original Note  shall mean that certain Amended and Restated Promissory
          -------------
Note effective as of June 14, 1991 made by Maker in favor of Lender in the principal amount of Fourteen

Million Eight Hundred Sixty Three Thousand Two Hundred Six and 38/100 Dollars ($14,863,206.38), which Original Note replaced and superseded in its entirety that certain Promissory Note dated June 14, 1991 made by Maker in favor of Lender in the principal amount of Fourteen Million Eight Hundred Sixty Three Thousand Two Hundred Six and 38/100 Dollars ($14,863,206.38).

          Principal Sum  shall mean $2,500,000.00.
          -------------

          Property  shall mean the real property located in the County of Contra
          --------
Costa, State of California and more particularly described in Exhibit A to the
                                                              ---------
Deed of Trust.

          Security Agreement  shall mean that certain Security Agreement of even
          ------------------
date herewith executed by Maker in favor of Lender.

          Any initially-capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Deed of Trust.

     2.   Debt.  FOR VALUE RECEIVED, Maker promises to pay upon the Maturity
          ----
Date to the order of Lender the unpaid portion of the Principal Sum, together with interest on the unpaid principal from the Date of Disbursement to the Maturity Date at the Interest Rate, in accordance with the terms hereof. Interest payable hereunder shall be calculated on the basis of a 365-day year.

     3.   Payments of Interest and Principal.
          ----------------------------------

          (a)  Time and Method of Payment.
               --------------------------

               (i) If the Disbursement Date does not occur on the first day of a month, there shall be paid on the first day of the first month following the Disbursement Date, for the period commencing on the Disbursement Date and ending on and including the last day of the month in which the Disbursement Date occurs, interest only on the portion of the Principal Sum disbursed on the Disbursement Date at the Interest Rate. Thereafter, subject to Paragraph 3(a)(ii) below, Maker shall pay the Principal Sum to Lender, together with interest thereon calculated in arrears, in monthly installments commencing on the first day of the second month following the Disbursement Date and continuing on the first day of each month thereafter until the Maturity Date. Each installment shall be in an amount sufficient to amortize the Principal Sum in equal payments based upon a fifteen (15) year amortization schedule at the Interest Rate, which schedule shall be deemed to have commenced on the first day of the first month following the Disbursement Date regardless of the date of any subsequent disbursement of the Principal Sum by Lender under the Loan Agreement. Lender shall recalculate the amount of such monthly installments after each disbursement of the Principal Sum under the Loan Agreement.

              (ii) Notwithstanding the provisions of Paragraph 3(a)(i) above, until January 1, 1996 Maker shall be required to make monthly installments of interest and principal due to Lender only from and to the extent of Net Operating Cash Flow realized by Maker for any month ending prior to January 1, 1996. Each such monthly installment (or portion thereof) of interest and principal which is not paid by Maker when due in accordance with the foregoing sentence shall accrue interest at the Interest Rate from the date the same was due. The total of all such unpaid monthly installments (or portions thereof), together with all interest accruals thereon, shall be referred to herein as the "Accrued Amount." The Accrued Amount, or any portion thereof remaining unpaid at any time and from time to time during the term of this Note (the "Accrual Balance") shall bear interest at the Interest Rate until fully repaid by Maker to Lender. At any time and from time to time up to the Maturity Date, Maker may pay the then outstanding Accrual Balance to Lender, in whole or in part. Notwithstanding the foregoing, Maker hereby agrees to apply all Net Operating Cash Flow realized by Maker for any month during the term of this Note (in excess of the amount required to be paid pursuant to the first sentence of this Paragraph 3(a)(ii)) (A) to reduce the outstanding Accrual Balance until paid in full, and (B) after the outstanding Accrual Balance has been paid in full, to reduce the outstanding Principal Sum. In all events, the Principal Sum, including any Accrual Balance, remaining unpaid on the Maturity Date shall be paid to Lender in full on the Maturity Date.

             (iii)  Net Operating Cash Flow.  For purposes of this Note, the
                    -----------------------
     term "Net Operating Cash Flow" shall mean, as to any particular Fiscal Year or portion thereof, the difference between (i) the aggregate of all fixed, minimum and guaranteed rents, fees, overage rents, percentage or participation rents and all rents and receipts from licenses and concessions received from the Property, including all amounts received for parking and all fees, income and revenue of a non-rental nature received by Maker during such Fiscal

     Year, less (ii) Operating Expenses, capital expenditures and reserves therefor (to the extent permitted by Lender under the Loan Agreement), cost of tenant improvements, payments of principal, interest, loan fees or other charges or amounts on the Original Note which are paid by Maker during such Fiscal Year, all payments by Maker to Lender under the Ground Lease, and a reasonable reserve as determined by Maker to cover such expenses in the following Fiscal Year, all as determined on a cash accounting basis. Net Operating Cash Flow shall be computed by Maker on a monthly basis.

              (iv)  Definition of Operating Expenses.  "Operating Expenses"
                    --------------------------------
     shall mean all reasonable and necessary charges and expenses actually incurred by Maker for the maintenance, protection, management and operation of the Property in the manner required by the Ground Lease and consistent with the management and operation of like properties in the Greater San Francisco area, and shall include, but not be limited to:

                    (A) normal, prevailing wages, salaries, and fringe benefits and payroll taxes for on-site personnel engaged in the operation of the Property (excluding home office personnel);

                    (B) a management fee not in excess of the "Maximum Management Fee", if, in fact, such fee is incurred, plus the actual cost of on-site management. The "Maximum Management Fee" shall be three percent (3%) of gross collected revenue;

                    (C) payment of utilities, maintenance supplies, real estate taxes, betterments and assessments (but not income taxes or interest paid on taxes), cleaning, repairs, insurance, ordinary accounting, auditing and legal fees, interest paid to others on funds held in escrow, ordinary advertising;

                    (D) normal, prevailing brokerage commissions payable to third parties; and

                    (E) expenses incurred for replacement of capital improvements and reserves therefor (to the extent permitted by Lender under the Loan Agreement).

          "Operating Expenses" shall not include depreciation or any other non-cash costs.

          (b)  Maturity Date.  On the Maturity Date, Maker shall pay to Lender
               -------------
the entire then unpaid and outstanding Principal Sum, together with any accrued, unpaid interest hereunder (including, without limitation any outstanding Accrual Balance).

     4.   Books and Records, Reports and Audits.  During the term of this Note,
          -------------------------------------
Maker shall maintain books and records and cause reports and audits to be prepared in accordance with the provisions of the Deed of Trust.

     5.   Additional Interest.  All expenditures by Lender pursuant to this Note
          -------------------
or the other Loan Documents which are not reimbursed by Maker immediately upon demand, all amounts remaining due and unpaid after the Maturity Date and any amounts due and unpaid after an Event of Default shall bear interest at the rate of five percent (5%) per annum more than the Interest Rate, until such amounts are paid to Lender.

     6.   Manner and Place of Payment.  All payments hereunder shall be made in
          ---------------------------
lawful money of the United States of America, in immediately available funds, at 399 Boylston Street, Boston, Massachusetts 02116, c/o Copley Real Estate Advisors, Inc., or at such other place as Lender may from time to time designate in writing.

     7.   Application of Payments.  Unless an Event of Default has occurred and
          -----------------------
is continuing, all payments hereunder shall be applied first to costs of collection or enforcement and other similar amounts due, if any, under this Note and the other Loan Documents, then to any accrued, unpaid interest due under the Note (including, without limitation, any outstanding interest included in the Accrual Balance), and then to the outstanding Principal Sum (including any portion of the Principal Sum included in the Accrual Balance). If an Event of Default has occurred and is continuing, such payments may be applied to sums due hereunder or under the Loan Documents in any order and combination that Lender may, in its sole discretion, determine.

     8.   Waivers.  Other than as expressly provided herein with respect to
          -------
notice and cure rights, Maker waives presentment for payment, demand, notice of nonpayment, notice of intention to accelerate the maturity of this Note, diligence in collection, commencement of suit against any obligor, notice of protest, and protest of this Note and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, before or after maturity of this Note, with or without notice to Maker, and agrees that its liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. Maker consents to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to any substitution, exchange or release of the collateral for this Note, or any part thereof, with or without substitution of said collateral.

     9.   No Usury.  Lender and Maker intend to comply at all times with
          --------
applicable usury laws. If at any time such laws would ever render usurious any amounts called for under this Note or the other Loan Documents, then it is Maker's and Lender's express intention that Maker shall not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Paragraph shall control over all other provisions or this Note and the Loan Documents which may be in apparent conflict hereunder, that such excess amount shall be immediately credited on the principal balance of this Note (or, if this Note has been fully paid, refunded by Lender to Maker), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Note reduced, without the necessity of the execution of any further documents, so as to comply with applicable usury laws, but so as to permit the recovery of the fullest amount otherwise called for under this Note. Any such crediting or refund shall not cure or waive any default by Maker under this Note or the other Loan Documents. If at any time following any reduction in the interest rate payable by Maker there remains unpaid any principal amount under this Note and the maximum interest rate not prohibited by applicable law is increased or eliminated, then the interest rate payable under this Note shall be readjusted, to the extent not prohibited by applicable law, so that the total dollar amount of interest payable hereunder shall be equal to the dollar amount of interest which would have been paid by Maker without giving effect to the reduction in interest resulting from compliance with applicable usury laws. Maker agrees that in determining whether or not any interest payable under this Note or the other Loan Documents exceeds the highest rate not prohibited by law, any non-principal payment (except payments specifically stated in this Note or in the other Loan Documents to be "interest"), shall, to the maximum extent not prohibited by law, be an expense, fee, or premium rather than interest. The term "applicable law" as used in this Note shall mean the laws of the State of California, or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     10.  Remedies.  The rights and remedies of Lender are set forth in the Loan
          --------
Documents and include, without limitation, in case of an Event of Default, the right to declare the outstanding Principal Sum and any accrued and unpaid interest due under this Note (including, without limitation, any outstanding Accrual Balance) immediately due and payable.

     11.  Amendments.  This Note may not be changed or amended orally but only
          ----------
by an agreement in writing, signed by the party against whom enforcement is sought.

     12.  Governing Law.  This Note shall be governed and construed by the laws
          -------------
of the State of California.

     13.  Permitted Prepayment.  Maker may prepay the entire unpaid Principal
          --------------------
Sum, with accrued and unpaid interest (including, without limitation, any outstanding Accrual Balance), in whole or in part, at any time, without prepayment penalty. Unless Lender otherwise agrees, the amount of the monthly installments of principal and interest payable hereunder shall not be reduced in the event of any partial prepayment.

     14.  Non-Recourse Debt.
          -----------------

          (a) Maker shall be liable upon the indebtedness evidenced by this Note, for all sums to accrue or to become payable thereunder, and for performance of any covenants contained in any of the Loan Documents to the extent, but only the extent, of Lender's security for the same, including, without limitation, all properties, rights, estates, and interests covered by the Loan Agreement and the Loan Documents. No attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Maker other than the properties, rights, estates and interest described in Loan Agreement and the other Loan Documents. In the event of foreclosure of such title, liens, mortgages or security interests, by private power of sale or otherwise, no judgment for any deficiency upon such indebtedness, sums and amounts shall be sought or obtained by Lender against Maker.

          (b) Subject to the limitations set forth in Subparagraph (a) above, nothing herein contained shall be construed to prevent Lender from exercising and enforcing any other remedy allowed at law or in equity or by any statute or by the terms of any of the Loan Documents.

          (c)  Notwithstanding the foregoing provisions of Subparagraphs (a) and
(b) above, or of any provision of the Deed of Trust or any other Loan Document to the contrary, no limitation of liability set forth herein, in the Deed of Trust or in any other Loan Document shall be deemed to limit any right Lender might otherwise have to obtain injunctive relief against Maker or any partner of Maker related to the Leasehold Interest or the Improvements or any personal property security or to take any action to preserve, enforce or foreclose the liens, mortgages, assignments and security interests now or at any time hereafter securing the payment and performance of all sums and obligations hereunder or any of the Loan Documents, or to collect rents or to collect amounts which may become owing or payable under or on account of insurance, condemnation awards or damages for other public actions or surety bonds maintained or provided by Maker.

          (d) In addition to the foregoing provisions of this Paragraph 14, neither the limitation of liability set forth herein, or in the Deed of Trust or any other Loan Document:

               (i)  shall apply to any damages sustained by Lender by reason of:

                    (A) any misrepresentation by Maker or any partner of Maker proving to have been an intentional or fraudulent misrepresentation when made,

                    (B) waste or intentional damage to the Property or Improvements thereon by Maker or any partner of Maker,

                    (C)  any breach of Maker's obligations under Section 8.03 of
                                                                 ------------
          the Loan Agreement,

                    (D) the failure of Maker or any partner of Maker to pay any income or other taxes, assessments or charges attributable to the Maker or such partner (as the case may be) which can create liens on any portion of the Leasehold Interest or Improvements (to the full extent of any such taxes, assessments or other charges) as to Maker or the partner who fails to pay such taxes, assessments or charges, or

                    (E) the making of any payment or any distribution (cash, profits, fees or otherwise) of any assets of Maker to any partner of Maker or to any affiliate of a partner of Maker without the prior written consent of Lender; and

              (ii) shall apply should Maker, or any partner of Maker, claim or contend at any time that the Deed of Trust securing the Loan is, for any reason, invalid or unenforceable to an extent that would:

               (A) preclude Lender from foreclosing the Deed of Trust or causing a trustee's sale in connection with the Deed of Trust upon the occurrence of a Default under the Loan Agreement, or

               (B) preclude Lender from foreclosing or otherwise enforcing its security interest in the personal property covered by the Deed of Trust or the Security Agreement upon the occurrence of a Default under the Loan Agreement.

          (e) Nothing herein contained shall limit or be construed to limit the personal liability and obligations of Maker in the event that and to the extent that after a Default or an event or circumstance that with the passage of time, the giving of notice, or both, could constitute a Default, Maker collects any rents, issues or profits of the Leasehold Interest or the Improvements or derived from the Leasehold Interest or the Improvements and does not apply the same to the normal operating expenses of the Leasehold Interest or the Improvements or any payments due under any of the Loan Documents, it being intended hereby that Maker shall be personally liable and obligated hereunder to the full extent of such rentals and other items so collected and not so applied, and that Lender or other holder hereof or of this Note, the Original Note or any of the Loan Documents shall not be limited in any way in enforcing such personal liability and obligations of Maker.

     15.  Security.  This Note is secured, in part, by the Deed of Trust, the
          --------
Assignment of Leases, the Security Agreement and all amendments, modifications, supplements, substitutions, additions, renewals, replacements and extensions thereof.

     16.  Collection.  Any check, draft, money order or other instrument given
          ----------
in payment of all or any portion hereof may be accepted by Lender and handled by collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Lender except to the extent that actual cash proceeds of such instrument are unconditionally received by Lender and applied to this indebtedness in the manner elsewhere herein provided.

     17.  Attorneys' Fees.  Upon any Event of Default, Maker shall pay all costs
          ---------------
of collection, including without limitation, reasonable attorneys' fees and expenses, whether or not suit is filed hereon.

     IN WITNESS WHEREOF, this Note has been executed and delivered of the 1st day of January, 1995.

     "Maker"                            WILLOWS CONCORD VENTURE, a
                                        California limited partnership



                                        By: /s/ John S. Hagestad
                                           -----------------------------------
                                           John S. Hagestad
                                           Its: General Partner



                                        By: /s/ Carl F. Willgeroth
                                           -----------------------------------
                                           Carl F. Willgeroth
                                           Its: General Partner



                                        By: /s/ William Thormahlen
                                           -----------------------------------
                                           William J. Thormahlen
                                           Its: General Partner

                              SECURITY AGREEMENT
                              ------------------


     THIS SECURITY AGREEMENT ("Agreement") is entered into as of January 1, 1995, by WILLOWS CONCORD VENTURE, a California limited partnership ("Borrower"), whose principal place of business is located at 18802 Bardeen Avenue, Irvine, California 92715, in favor of NEW ENGLAND LIFE PENSION PROPERTIES; A REAL ESTATE LIMITED PARTNERSHIP, and NEW ENGLAND LIFE PENSION PROPERTIES II; A REAL ESTATE LIMITED PARTNERSHIP, each a Massachusetts limited partnership (collectively "Lender").

                                   RECITALS
                                   --------

     A. Borrower proposes to borrow from Lender, pursuant to the terms of that certain Construction Loan Agreement (the "Loan Agreement") between Borrower and Lender, dated as of the date of this Agreement, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND and 00/100THS DOLLARS ($2,500,000.00) (the "Loan") for the purposes specified in the Loan Agreement and relating to the real property and improvements described in the Loan Agreement (which property and improvements are collectively referred to herein as the "Subject Property"). The Loan is evidenced by a Promissory Note (the "Note") of Borrower payable to Lender in the principal amount of the Loan and is secured by the Deed of Trust (as defined on the Loan Agreement) on the Subject Property, the security interests granted under this Agreement and any other security instruments specified in the Loan Agreement.

     B. The Loan Documents (as defined and described in the Loan Agreement) include this Agreement, the Loan Agreement, the Deed of Trust, the Note, and the Lease Assignment (as defined in the Loan Agreement). Initially-capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     NOW, THEREFORE, in consideration of Lender's agreement to make the Loan, Borrower agrees as follows:

     1.   Security interest.  Borrower grants and assigns to Lender as of the
          -----------------
Effective Date (as defined in the Loan Agreement) a security interest in all of the following described personal property in which Borrower now or at any time hereafter has any interest (collectively, the "Collateral"):

     All goods, building and other materials, supplies, work in progress, equipment, machinery, fixtures, furniture, furnishings, signs and other personal property, wherever situated, which are or are to be incorporated into, used in connection with, or appropriated for use on (i) the real property described on Exhibit A to the Deed of Trust or (ii) the improvements described in the Loan Agreement (which real property and improvements are collectively referred to herein as the Subject Property); together with all rents, issues, deposits and profits of the Subject Property; all inventory, accounts, cash receipts, deposit accounts (including, without limitation, demand deposit account no. 180206050 in the name of Willows Concord General Checking of the First Interstate Bank, 1018 North Main Street, Santa Ana, California 982701 established pursuant to the Loan Agreement and demand deposit account no. 9364452404 of Fleet Bank, Boston, Massachusetts; accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, notes, drafts, letters of credit, insurance policies, insurance and condemnation awards and proceeds, any other rights to the payment of money, trade names, trademarks and service marks arising from or related to the Subject Property or any business now or hereafter conducted thereon by Borrower; all permits, consents, approvals, licenses, authorizations and other rights granted by, given by or obtained from, any governmental entity with respect to the Subject Property; all deposits or other security now or hereafter made with or given to utility companies by Borrower with respect to the Subject Property; all advance payments of insurance premiums made by Borrower with respect to the Subject Property; all plans, drawings and specifications relating to the Subject Property; all loan funds held by Lender, whether or not disbursed; all funds deposited with Lender pursuant to any loan agreement; all reserves, deferred payments, deposits, accounts, refunds, cost savings and payments of any kind related to the Subject Property or any portion thereof; together with all replacements and proceeds of, and additions and accessions to, any of the foregoing; together with all books, records and files relating to any of the foregoing.

     2.   Obligations Secured.  This Agreement secures the payment and
          -------------------
performance of all present and future obligations of Borrower to Lender under the Loan, that certain Amended and Restated Promissory Note dated effective as of June 14, 1991 made by Borrower in favor of Lender in the principal amount of $14,863,206.38, the other Loan Documents and under any other agreement which recites that it is secured hereby.

     3.   Representations and Warranties.  Borrower represents and warrants
          ------------------------------
that: (a) Borrower has, or will have, good title to the Collateral; (b) Borrower has not previously assigned or encumbered the Collateral to any person or entity other than Lender, and no financing statement covering any of the Collateral has been delivered to any other person or entity other than Lender; and (c) Borrower's principal place of business is located at the address specified above.

     4.   Rights of Lender.  In addition to Lender's rights as a "Secured
          ----------------
Party" under the California Uniform Commercial Code, as amended or recodified from time to time ("UCC"), Lender may, but shall not be obligated to, at any time without notice and at the expense of Borrower: (a) give notice to any person of Lender's rights hereunder and, upon the occurrence of a Default, enforce such rights; (b) insure, protect, defend and preserve the Collateral or any rights or interests of Lender therein; (c) inspect the Collateral; and (c) endorse, collect and receive any right to payment of money owing to Borrower under or from the Collateral. Lender shall have no duty or obligation to make or give any presentments, demands for performance, notice of nonperformance, notice of protest or notices of dishonor in connection with any of the Collateral.

     5.   Collateral Designation Statement.  Borrower shall, from time to time
          --------------------------------
within ten (10) days of Lender's request, deliver to Lender a written statement showing the description and location of all Collateral then subject to this Agreement.

     6.   Miscellaneous Undertakings.  In addition to Borrower's undertakings
          --------------------------
under the other Loan Documents, Borrower, at its sole cost and expense, agrees to pay within fifteen (15) days of Lender's demand, all expenses, including without limitation, reasonable attorneys' fees and court costs, incurred by Lender in connection with the creation, perfection, preservation or enforcement of any of the security interests granted under this Agreement.

     7.   Default.  "Default" shall mean (i) the failure to perform any
          -------
obligation hereunder or the failure to be true of any representation or warranty of Borrower herein, and the continuance of such failure for fifteen (15) days after notice or within any longer grace period, if any, allowed in the Loan Agreement for such failure, or (ii) the existence of any Default as defined in the Loan Agreement.

     8.   Lender's Rights on Default.  Upon the occurrence of a Default under
          --------------------------
this Agreement, then in addition to all of Lender's rights as a "Secured Party" under the UCC or otherwise by law:

          8.1. Lender may (i) upon written notice, require Borrower to assemble any or all of the Collateral and make it available to Lender at a place designated by Lender; (ii) without prior notice, enter upon the Subject Property or other place where any of the Collateral may be located and take possession of, collect, sell, and dispose of any or all of the Collateral, and store the same at locations acceptable to Lender at Borrower's expense; (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sale; and

          8.2. Lender may, for the account of Borrower and at Borrower's expense: (i) operate, use, consume, sell or dispose of the Collateral as Lender deems appropriate for the purpose of performing any or all of the obligations secured by this Agreement; (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Lender may deem desirable or proper with respect to any of the Collateral; (iii) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Borrower in connection with or on account of any or all of the Collateral; and (iv) perform any of the obligations secured by this Agreement.

          Notwithstanding any other provisions of this Agreement, Lender shall not be deemed to have accepted any property other than cash in satisfaction of any obligation of Borrower to Lender unless Lender shall make an express written election of said remedy under UCC Section 9505, or other applicable law.

          9.   Power of Attorney.  Borrower hereby irrevocably appoints Lender
               -----------------
as Borrower's attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact lender may, without the obligation to do so, in Lender's name or in the name of Borrower, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Lender's security interests and rights in or to any of the Collateral, and, upon a Default hereunder take any other action specified in Section 8 hereof; provided that Lender as such attorney-in-fact shall be accountable only for such funds as are actually received by Lender.

          10.  Possession and Use of Collateral.  Except as otherwise provided
               --------------------------------
in this Agreement or the other Loan Documents, so long as no Default exists under this Agreement or any of the Loan Documents, Borrower may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Borrower's business and in accordance with the Loan Agreement.

          11.  Integration.  This Agreement and the other Loan documents contain
               -----------
the entire agreement of the parties and supersede any and all prior negotiations. This Agreement is supplemented by those provisions of the Loan Agreement which apply to the Loan Documents and said provisions are incorporated herein by this reference.

          IN WITNESS WHEREOF, Borrower has executed this Security Agreement as of the date appearing on the first page of this Agreement.

                                  "Borrower"

                                   WILLOWS CONCORD VENTURE
                                   a California limited partnership



                                   By: /s/ William J. Thormahlen
                                       -----------------------------------

                                      Name: WILLIAM J. THORMAHLEN
                                            ------------------------------
                                     Title:    GENERAL PARTNER
                                            ------------------------------

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NEW ENGLAND LIFE PENSION PROPERTIES;
A REAL ESTATE LIMITED PARTNERSHIP
NEW ENGLAND LIFE PENSION PROPERTIES II;
A REAL ESTATE LIMITED PARTNERSHIP
c/o Hale and Dorr
60 State Street
Boston, Massachusetts  02109
Attention:  Kenneth A. Hoxsie, Esq.

_______________________________________________________________________________
                                      (Space Above For Recorder's Use)

                       FIFTH AMENDMENT TO LOAN DOCUMENTS
                       ---------------------------------


     THIS FIFTH AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into as of the 1st day of January, 1995, by and between WILLOWS CONCORD VENTURE, a California limited partnership ("Trustor"), and NEW ENGLAND LIFE PENSION PROPERTIES; A REAL ESTATE LIMITED PARTNERSHIP, a Massachusetts limited partnership, and NEW ENGLAND LIFE PENSION PROPERTIES II; A REAL ESTATE LIMITED PARTNERSHIP, a Massachusetts limited partnership (collectively, "Beneficiary").


                               R E C I T A L S:
                               - - - - - - - -


     A. Beneficiary has made a loan to Trustor in the principal amount of Fourteen Million Eight Hundred Sixty-Three Thousand Two Hundred Six and 38/100 Dollars ($14,863,206.38) (the "Original Loan"). The Original Loan is evidenced by that certain Amended and Restated Secured Promissory Note ("Original Note") dated effective as of June 14, 1991 in the original principal amount of Fourteen Million Eight Hundred Sixty-Three Thousand Two Hundred Six and 38/100 Dollars ($14,863,206.38). The Original Note is secured by (i) that certain Deed of Trust and Security Agreement dated as of June 13, 1991 by and among Trustor, as trustor, Chicago Title Company, as trustee, and Beneficiary, as beneficiary, and recorded on June 18, 1991 as Instrument No. 91-116714 in the Official Records of Contra Costa County, California (the "Registry"), as amended by that certain Modification Agreement and First Amendment to Loan Documents dated as of August 13, 1991 (the "First Amendment"), as further amended by that certain Modification Agreement and Second Amendment to Loan Documents dated as of September 12, 1991 (the "Second Amendment"), as further amended by that certain Modification and Third

Amendment to Loan Documents dated as of October 15, 1991 (the "Third Amendment"), and as further amended that certain Fourth Amendment to Loan Documents (the "Fourth Amendment") dated as of December 17, 1992 recorded in the Official Records of Contra Costa County, California as Instrument Nos. 93-121110, 93-121111, 93-121112, 93-121113, respectively (as so amended, the
"Indenture") and (ii) that certain Assignment of Leases and Rents dated as of June 13, 1991 executed by Trustor in favor of Beneficiary and recorded on June 18, 1991 as Instrument No. 91-116715 in the Official Records of Contra Costa County, California, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment (as so amended, the "Lease Assignment"). The Indenture and the Lease Assignment encumber, among other things, Trustor's leasehold interest under that certain Amended and Completely Restated Ground Lease dated effective as of June 18, 1991 ("Ground Lease") pursuant to which Beneficiary has leased to Trustor certain real property in Contra Costa County, California, more particularly described on Exhibit "A"
                                                                -----------
attached to the Indenture (the "Property"). Except as otherwise provided in this Amendment, all capitalized terms used herein without definition shall have meanings given in the Indenture.

     B. Beneficiary has made an additional loan to Trustor in the principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) (the "Construction Loan") pursuant to that certain Construction Loan Agreement by and between Trustor and Beneficiary of even date herewith (the "Construction Loan Agreement"). The Construction Loan is evidenced by a Promissory Note of even date herewith in the principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) (the "Construction Note").

     C. Trustor and Beneficiary desire to amend the Indenture and the Lease Assignment to, among other things, secure all of Trustor's obligations under the Construction Note and the Construction Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor and Beneficiary hereby agree as follows:



                              A G R E E M E N T:
                              -----------------


     1.  Amendments to Indenture.  The Indenture is hereby amended as follows:
         -----------------------

     (a)   Cover Sheet.
           -----------

           (i) The definition of the term "Trustor's Notice Address" is deleted in its entirety from the Cover Sheet to the Indenture and the following definition is hereby inserted in place thereof:

                         "c/o Mr. William J. Thormahlen
                         Sares-Regis Group
                         18802 Bardeen Avenue
                         Irvine, California 92715-1521"

           (ii) The definition of the term "Note Amount" is deleted in its entirety from the Cover Sheet to the Indenture and the following definitions are hereby inserted in place thereof:

                         "Original Note Amount:  $14,863,206.38

                         "Construction Note Amount: $2,500,000.00"

                    Any and all references in the Indenture to the term "Note Amount" shall mean and refer jointly to the Original Note Amount and the Construction Note Amount.

           (iii) The definition of the term "Maturity Date" is hereby deleted in its entirety from the Cover Sheet to the Indenture and the following definitions are hereby inserted in place thereof:

                         "Maturity Date of Original Note:  June 18, 2001"

                         "Maturity Date of Construction Note:
                         December 31, 1997."

                    Any and all references in the Indenture to the "Maturity Date" shall mean and refer jointly to the Maturity Date of the Original Note and the Maturity Date of the Construction Note.

     (b) Section 1.15 of the Indenture is hereby amended by deleting the definition of the term "Loan Documents" in its entirety and inserting the following definition in place thereof:

                    "Loan Documents: this Indenture, the Original Note, the Construction Note, the Lease Assignment, the Construction Loan Agreement, the Security Agreement and any and all other documents or instruments related thereto or to the Secured Debt now or hereafter given by or on behalf of Trustor to Beneficiary."

     (c) Section 1.16 of the Indenture is hereby amended by deleting the definition of the term "Note" in its entirety and inserting the following definitions in place thereof:

                    "Original Note:  that certain Amended and Restated
                     -------------
                    Promissory Note dated effected as of June 14, 1991 made by Trustor in favor of Beneficiary in the Original Note Amount and all replacements, substitutions, modifications, renewals and extensions thereof, which Original Note is payable on the Maturity Date of the Original Note. The Original Note replaces and supersedes in its entirety that certain Promissory Note dated June 14, 1991 made by Trustor in favor of Beneficiary in the principal amount of $14,863,206.83."

                    "Construction Note:  that certain Promissory Note dated as
                     -----------------
                    of January 1, 1995 made by Trustor in favor of Beneficiary in the Construction Note Amount, and all replacements, substitutions, modifications, renewals and extensions thereof, which Construction Note is payable on the Maturity Date of the Construction Note."

                    "Notes:  the Original Note and the Construction Note."
                     -----

                    Any and all references in the Indenture to the term "Note" shall mean and refer jointly to the Notes.

     (d)  The following definition is hereby added as Section 1.32 of the
          Indenture:

                    "Loan Agreement:  that certain Construction Loan Agreement
                     --------------
                    by and between Trustor and Beneficiary dated as of January 1, 1995."

     (e)  The following definition is hereby added as Section 1.33 of the
          Indenture:

                    "Security Agreement:  that certain Security Agreement by and
                     ------------------
                    between Trustor and Beneficiary dated as of January 1, 1995."


     (f) Section 4.5(b) of the Indenture is hereby amended by inserting the following at the end thereof:

                    "Notwithstanding the foregoing, Beneficiary shall not unreasonably withhold or delay its consent to any (i) distribution to any general or limited partner of Trustor of its respective interest therein or (ii) assignment or transfer by any general or limited partner of Trustor of its respective interest so distributed to any person or entity controlling, controlled by, or under common control with such general or limited partner (each an "Affiliate"), provided that (A) such distribution, assignment or transfer is made for the purpose of accomplishing a tax free exchange under Section 1031 of the Internal Reveue Code of 1986, as amended, and (B) any and all such Affiliates agree to assume all of the liabilities and obligations of Trustor and such general or limited partner to Beneficiary pursuant to a written instrument satisfactory to Beneficiary."

     (g)  Section 4.16 of the Indenture is hereby deleted in its entirety.

     (h) Section 8.2 of the Indenture is hereby amended by deleting the grammatical paragraph next following subparagraph (l) in its entirety and inserting the following in place thereof:

                    "Any sums advanced by Beneficiary under this Paragraph 8.2 shall bear interest at the higher of the interest rates specified in the Notes plus 2% per annum, shall be payable by Trustor on demand, and together with such interest, shall constitute part of the Secured Debt."

     (i) Section 10.13 of the Indenture is hereby deleted in its entirety and the following new Section 10.13 is hereby inserted in place thereof:

                    "Non-Recourse Debt.
                     -----------------

                         (a) Trustor shall be liable upon the indebtedness
                    evidenced by the Notes, for all sums to accrue or to become payable thereunder, and for performance of any covenants contained in any of the Loan Documents to the extent, but only the extent, of Beneficiary's security for the same, including, without limitation, all properties, rights, estates, and interests covered by the this Indenture and the Loan Documents. No attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of Trustor other than the properties, rights, estates and interest described in this Indenture and the other Loan Documents. In the event of foreclosure of such title, liens, mortgages or security interests, by private power of sale or otherwise, no judgment for any deficiency upon such indebtedness, sums and amounts shall be sought or obtained by Beneficiary or Trustee against Trustor.

                         (b) Subject to the limitations set forth in
                    Subparagraph (a) above, nothing herein contained shall be construed to prevent Beneficiary from exercising and enforcing any other remedy allowed at law or in equity or by any statute or by the terms of any of the Loan Documents.

                         (c) Notwithstanding the foregoing provisions of
                    Subparagraphs (a) and (b) above, or of any provision of any other Loan Document to the contrary, no limitation of liability set forth herein or in any other Loan Document shall be deemed to limit any right Beneficiary might otherwise have to obtain injunctive relief against Trustor or any partner of Trustor related to the Leasehold Interest or the Improvements or any personal property security or to take any action to preserve, enforce or foreclose the liens, mortgages, assignments and security interests now or at any time hereafter securing the payment and performance of all sums and obligations hereunder or any of the Loan Documents, or to collect rents or to collect amounts which may become owing or payable under or on account of insurance, condemnation awards or damages for other public actions or surety bonds maintained or provided by Trustor.

                         (d)  In addition to the foregoing provisions of this
                    Section 10.13, neither the limitation of liability set forth herein or any other Loan Document:

                         (i)  shall apply to any damages sustained by
                    Beneficiary by reason of:

                              (A)  any misrepresentation by Trustor or any
                    partner of Trustor proving to have been an intentional or fraudulent misrepresentation when made,

                              (B) waste or intentional damage to the Property or Improvements thereon by Trustor or any partner of Trustor,

                              (C)  any breach of Trustor's obligations under
                    Section 8.03 of the Loan Agreement,
                    ------------

                               (D) the failure of Trustor or any partner of
                    Trustor to pay any income or other taxes, assessments or charges attributable to the Trustor or such partner (as the case may be) which can create liens on any portion of the Leasehold Interest or Improvements (to the full extent of any such taxes, assessments or other charges) as to Trustor or the partner who fails to pay such taxes, assessments or charges, or

                               (E) the making of any payment or any distribution
                    (cash, profits, fees or otherwise) of any assets of Trustor to any partner of Trustor or to any affiliate of a partner of Trustor without the prior written consent of Beneficiary; and

                        (ii) shall apply should Trustor, or any partner of Trustor, claim or contend at any time that this Indenture is, for any reason, invalid or unenforceable to an extent that would:

                              (A) preclude Beneficiary from foreclosing this Indenture causing a trustee's sale in connection with this Indenture upon the occurrence of an Event of Default, or

                              (B) preclude Beneficiary from foreclosing or otherwise enforcing its security interest in the personal property covered by this Indenture or the Security Agreement upon the occurrence of an Event of Default.

                         (e) Nothing herein contained shall limit or be construed to limit the personal liability and obligations of Trustor in the event that and to the extent that after an Event of Default or an event or circumstance that with the passage of time, the giving of notice, or both, could constitute an Event of Default, Trustor collects any rents, issues or profits of the Leasehold Interest or the Improvements or derived from the Leasehold Interest or the Improvements and does not apply the same to the normal operating expenses of the Leasehold Interest or the Improvements or any payments due under any of the Loan Documents, it being intended hereby that Trustor shall be personally liable and obligated hereunder to the full extent of such rentals and other items so collected and not so applied, and that Beneficiary or other holder hereof or of either of the Notes or any of the Loan Documents shall not be limited in any way in enforcing such personal liability and obligations of Trustor."

     2.   Amendments to Lease Assignment.  The Lease Assignment is hereby
          ------------------------------
amended as follows:

          (a)  Cover Sheet.
               -----------

               (i) The definition of the term "Assignor's Notice of Address" is deleted in its entirety from the Cover Sheet to the Lease Assignment and the following definition is hereby inserted in place thereof:

                         "c/o Mr. William J. Thormahlen
                         Sares-Regis Group
                         18802 Bardeen Avenue
                         Irvine, California 92715-1521"

               (ii) The definition of the term "Note Amount" is hereby deleted in its entirety from the Cover Sheet to the Lease Assignment and the following definitions are hereby inserted in place thereof:

                         "Original Note Amount:  $14,863,206.38"

                         "Construction Note Amount: $2,500,000.00"

                     Any and all references in the Lease Assignment to the term "Note Amount" shall mean and refer jointly to the Original Note Amount and the Construction Note Amount.

               (iii) The definition of the term "Maturity Date" is hereby deleted in its entirety from the Cover Sheet to the Lease Assignment and the following definitions are hereby inserted in place thereof:

                         "Maturity Date of Original Note:  June 18, 2001"

                         "Maturity Date of Construction Note:  December 31,
                         1997."

                     Any and all references in the Lease Assignment to the term "Maturity Date" shall mean and refer jointly to the Maturity Date of Original Note and the Maturity Date of Construction Note.

               (iii) The definition of the term "Note" is hereby deleted in its entirety from the Cover Sheet to the Lease Assignment and the following definitions are hereby inserted in place thereof:

                         "Original Note: that certain Amendment and Restated Promissory Note dated effective as of June 14, 1991 made by Assignor in favor of Assignee in the Original Note Amount and all replacements, substitutions, modifications, renewals and extensions thereof, which Original Note is payable on the Maturity Date of the Original Note. The Original Note replaces and supersedes in its entirety that certain Promissory Note dated June 14, 1991 made by Assignor in favor of Assignee in the principal amount of $14,863,206.83."

                         "Construction Note: that certain Promissory Note dated as of January 1, 1995 made by Assignor in favor of Assignee in the Construction Note Amount and all replacements, substitutions, modifications, renewals and extensions thereof, which Construction Note is payable on the Maturity Date of the Construction Note."

                         "Notes:  the Original Note and the Construction Note."

                         Any and all references in the Lease Assignment to the term "Note" shall mean and refer jointly to Notes."

          (b) Paragraph 1.10 of the Lease Assignment is hereby amended by deleting the definition of the term "Loan Documents" in its entirety and inserting the following definition in place thereof:

                    "Loan Documents:  the Indenture, the Original Note, the
                     --------------
                    Construction Note, this Lease Assignment, the Construction Loan Agreement, the Security Agreement and any and all other documents or instruments related thereto or to the Secured Debt now or hereafter given by or on behalf of Assignor to Assignee."

          (c) The following definition is hereby added as Paragraph 1.17 of the Lease Assignment:

                    "Loan Agreement:  that certain Construction Loan Agreement
                     --------------
                    by and between Assignor and Assignee dated as of January 1, 1995."

          (d) The following definition is hereby added as Paragraph 1.18 of the Lease Assignment:

                    "Security Agreement:  that certain Security Agreement by and
                     ------------------
                    between Assignor and Assignee dated as of January 1, 1995."

          (e) Paragraph 6.2 of the Lease Assignment is hereby amended by deleting the last grammatical paragraph thereof in its entirety and inserting the following in place thereof:

                    "Any sums advanced by Assignee under this Paragraph 6.2 shall bear interest at the higher of the interest rates specified in the Notes plus 2% per annum, shall be payable by Assignor on demand, and shall constitute a part of the Secured Debt."

          (f) Paragraph 7.14 of the Lease Agreement is hereby deleted in its entirety and the following new Paragraph 7.14 is hereby inserted in place thereof:

                    "Non-Recourse Debt.
                     -----------------

                         (a) Assignor shall be liable upon the indebtedness
                    evidenced by the Notes, for all sums to accrue or to become payable thereunder, and for performance of any covenants contained in any of the Loan Documents to the extent, but only the extent, of Assignee's security for the same, including, without limitation, all properties, rights, estates, and interests covered by this Lease Assignment and the Loan Documents. No attachment, execution or other writ of process shall be sought, issued or levied upon any assets, properties or funds of other than the properties, rights, estates and interest described in this Lease Assignment and the other Loan Documents. In the event of foreclosure of such title, liens, mortgages or security interests, by private power of sale or otherwise, no judgment for any deficiency upon such indebtedness, sums and amounts shall be sought or obtained by Assignee against Assignor.

                         (b) Subject to the limitations set forth in
                    Subparagraph (a) above, nothing herein contained shall be construed to prevent Assignee from exercising and enforcing any other remedy allowed at law or in equity or by any statute or by the terms of any of the Loan Documents.

                         (c) Notwithstanding the foregoing provisions of Subparagraphs (a) and (b) above, or of any provision of this Lease Assignment or any other Loan Document to the contrary, no limitation of liability set forth herein, in the Indenture or in any other Loan Document shall be deemed to limit any right Assignee might otherwise have to obtain injunctive relief against Assignor or any partner of Assignor related to the Leasehold Interest or the Improvements or any personal property security or to take any action to preserve, enforce or foreclose the liens, mortgages, assignments and security interests now or at any time hereafter securing the payment and performance of all sums and obligations hereunder or any of the Loan Documents, or to collect rents or to collect amounts which may become owing or payable under or on account of insurance, condemnation awards or damages for other public actions or surety bonds maintained or provided by Assignor.

                         (d)  In addition to the foregoing provisions of this
                    Section 7.14, neither the limitation of liability set forth herein, or in the Indenture or any other Loan Document:

                         (i) shall apply to any damages sustained by Assignee by reason of:

                              (A) any misrepresentation by Assignor or any partner of Assignor proving to have been an intentional or fraudulent misrepresentation when made,

                              (B) waste or intentional damage to the Property or Improvements thereon by Assignor or any partner of Assignor,

                              (C)  any breach of Assignor's obligations under
                    Section 8.03 of the Loan Agreement,
                    ------------

                              (D) the failure of Assignor or any partner of Assignor to pay any income or other taxes, assessments or charges attributable to the Assignor or such partner (as the case may be) which can create liens on any portion of the Leasehold Interest or Improvements (to the full extent of any such taxes, assessments or other charges) as to Assignor or the partner who fails to pay such taxes, assessments or charges, or

                              (E) the making of any payment or any distribution (cash, profits, fees or otherwise) of any assets of Assignor to any partner of Assignor or to any affiliate of a partner of Assignor without the prior written consent of Assignee; and

                         (ii) shall apply should Assignor, or any partner of
                    Assignor, claim or contend at any time that the Indenture securing the Loan is, for any reason, invalid or unenforceable to an extent that would:

                              (A)  preclude Assignee from foreclosing the
                    Indenture or causing a trustee's sale in connection with the Indenture upon the occurrence of an Event of Default under the Indenture, or

                              (B)  preclude Assignee from foreclosing or
                    otherwise enforcing its security interest in the personal property covered by the Indenture or the Security Agreement upon the occurrence of an Event of Default under the Indenture.

                         (e) Nothing herein contained shall limit or be construed to limit the personal liability and obligations of Assignor in the event that and to the extent that after an Event of Default or an event or circumstance that with the passage of time, the giving of notice, or both, could constitute an Event of Default, Assignor collects any rents, issues or profits of the Leasehold Interest or the Improvements or derived from the Leasehold Interest or the Improvements and does not apply the same to the normal operating expenses of the Leasehold Interest or the Improvements or any payments due under any of the Loan Documents, it being intended hereby that Assignor shall be personally liable and obligated hereunder to the full extent of such rentals and other items so collected and not so applied, and that Assignee or other holder hereof or of either of the Notes or any of the Loan Documents shall not be limited in any way in enforcing such personal liability and obligations of Assignor."


     3.   Affirmation of Lien; Full Force and Effect.  Except as amended by this
          ------------------------------------------
Amendment, the Indenture and the Lease Assignment shall remain unmodified and in full force and effect. The parties hereto hereby ratify and confirm the Indenture and the Lease Assignment, as amended herein. Without limitation of the foregoing, Trustor hereby certifies that (i) the representations and warranties of Trustor set forth in Section 3 of the Indenture and Paragraph 3 of
                                   ---------                      -----------
the Lease Assignment are true, correct and complete in all material respects on and as of the date hereof as though made on and as of the date hereof; and (ii) Trustor has performed and complied with, in all material respects, all agreements, covenants and obligations required to be performed by Trustor under the Indenture and the Lease Assignment prior to the date hereof.

     4.   References to Indenture and Lease Assignment.  All references to the
          --------------------------------------------
Indenture and the Lease Assignment in the Loan Documents shall be deemed to refer to the Indenture and the Lease Assignment, respectively, as amended by this Amendment.

     5.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     6.   Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of California.

     7.   Conflict.  In the event of any inconsistencies between the provisions
          --------
of this Amendment and the provisions of the Indenture and/or the Lease Assignment, as applicable, the provisions of this Amendment shall govern and prevail.

     IN WITNESS WHEREOF, Trustor and Beneficiary have executed this Amendment as of the date first above written.


     "Trustor"                WILLOWS CONCORD VENTURE, a
                              California limited partnership



                              By:/s/ John S. Hagestad
                                 ---------------------------------
                                    John S. Hagestad
                                    Its:  General Partner


                              By:/s/ Carl F. Willgeroth
                                 ---------------------------------
                                    Carl F. Willgeroth
                                    Its:  General Partner


                              By:/s/ William J. Thormahlen
                                 ---------------------------------
                                    William J. Thormahlen
                                    Its:  General Partner

          "Beneficiary"                 NEW ENGLAND LIFE PENSION PROPERTIES;
                                        A REAL ESTATE LIMITED PARTNERSHIP, a
                                        Massachusetts limited partnership

                                        By:  Copley Properties Company,
                                             Inc., a Massachusetts
                                             corporation, General Partner


                                        By: /s/ Wesley M. Gardiner
                                           -------------------------------------
                                        Name:  Wesley M. Gardiner
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------


                                        By: /s/ Marie Welch Stewart
                                           -------------------------------------
                                        Name: Marie Welch Stewart
                                             -----------------------------------
                                        Title: Investment Officer
                                              ----------------------------------


                                        NEW ENGLAND LIFE PENSION PROPERTIES
                                        II; A REAL ESTATE LIMITED
                                        PARTNERSHIP, a Massachusetts limited
                                        partnership

                                        By:  Copley Properties Company II,
                                             Inc., a Massachusetts
                                             corporation, General Partner


                                        By: /s/ Wesley M. Gardiner
                                           -------------------------------------
                                        Name: Wesley M. Gardiner
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        By: /s/ Marie Welch Stewart
                                           -------------------------------------
                                        Name: Marie Welch Stewart
                                             -----------------------------------
                                        Title: Investment Officer
                                              ----------------------------------

ACKNOWLEDGMENT FOR WILLOWS CONCORD VENTURE
------------------------------------------


STATE OF CALIFORNIA      )
                         )    ss.
COUNTY OF Orange         )
          ------

     On 10-18-95, before me, Cheryl A. Hyatt, a Notary Public in and for
        --------             ---------------
said state, personally appeared John S. Hagestad, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


    [SEAL APPEARS HERE]       Cheryl A. Hyatt
                              -----------------------------------
                              Notary Public in and for said State



ACKNOWLEDGMENT FOR WILLOWS CONCORD VENTURE
------------------------------------------


STATE OF CALIFORNIA      )
                         )    ss.
COUNTY OF Orange         )
          ------


     On 10-18-95, before me, Cheryl A. Hyatt, a Notary Public in and for
        --------             ---------------
said state, personally appeared Carl F. Willgeroth, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


     [SEAL APPEARS HERE]      Cheryl A. Hyatt
                              -----------------------------------
                              Notary Public in and for said State

ACKNOWLEDGMENT FOR WILLOWS CONCORD VENTURE
------------------------------------------


STATE OF CALIFORNIA      )
                         )    ss.
COUNTY OF Orange         )
          ------


     On 10-18-95, before me, Cheryl A. Hyatt, a Notary Public in and for
        --------             ---------------
said state, personally appeared William J. Thormahlen, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


  [SEAL APPEARS HERE]         Cheryl A. Hyatt
                              -----------------------------------
                              Notary Public in and for said State

COMMONWEALTH OF MASSACHUSETTS )
                              )     ss.
COUNTY OF SUFFOLK             )


     On this 1 day of November, 1995, before me, the undersigned, a Notary
             -        --------
Public in and for said State, personally appeared Wes Gardiner and
                                                  ------------
Marie Stewart, personally known to me (or proved to me on the basis of
-------------
satisfactory evidence) to be the Vice President AND Inv. Officer OF COPLEY
                                 --------------     ------------
PROPERTIES COMPANY, INC., a Massachusetts corporation, the corporation that executed the within instrument on behalf of NEW ENGLAND LIFE PENSION PROPERTIES; A REAL ESTATE LIMITED PARTNERSHIP, a Massachusetts limited partnership, the partnership therein named, pursuant to its bylaws or resolution of its board of directors, and acknowledged to me that Copley Properties Company, Inc., executed the within instrument on behalf of New England Life Pension Properties; A Real Estate Limited Partnership as its free act and deed.


[SEAL APPEARS HERE]      /s/ KARYN E. BATES
                         ---------------------------------
                         Notary Public in and for
                         the Commonwealth of Massachusetts


COMMONWEALTH OF MASSACHUSETTS )
                              )     ss.
COUNTY OF SUFFOLK             )


     On this 1 day of November, 1995, before me, the undersigned, a Notary
             -        --------
Public in and for said State, personally appeared Wes Gardiner and
                                                  ------------
Marie Stewart, personally known to me (or proved to me on the basis of
-------------
satisfactory evidence) to be the Vice President AND Inv. Officer OF COPLEY
                                 --------------     ------------
PROPERTIES COMPANY II, INC., a Massachusetts corporation, the corporation that executed the within instrument on behalf of NEW ENGLAND LIFE PENSION PROPERTIES II; A REAL ESTATE LIMITED PARTNERSHIP, a Massachusetts limited partnership, the partnership therein named, pursuant to its bylaws or resolution of its board of directors, and acknowledged to me that Copley Properties Company II, Inc., executed the within instrument on behalf of New England Life Pension Properties II; A Real Estate Limited Partnership as its free act and deed.


[SEAL APPEARS HERE]      /s/ KARYN E. BATES
                         ---------------------------------
                         Notary Public in and for
                         the Commonwealth of Massachusetts

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------

     That certain real property located in the City of Concord, County of Contra Costa, State of California, described as follows:

          Parcel "B" as shown on the Parcel Map filed April 22, 1969, in Book 8 of Parcel Maps at Page 16, Contra Costa County Records (hereinafter, the "Site").

          Excepting therefrom the interest to Contra Costa County Flood Control and Water Conservation District, in the Deed recorded May 16, 1969, in Book 5876, Page 838, of Official Records.

     ALSO EXCEPTING THEREFROM the buildings, structures and improvements now or hereafter erected on the Site, and any replacements thereof, which are and shall remain real property (collectively, the "Improvements"), and the furnishings, equipment, machinery and other items of personal property now or hereafter necessary for the property operation and maintenance of the Improvements and situated on, over or beneath the Site.

                   FIRST AMENDMENT TO AMENDED AND COMPLETELY
                   -----------------------------------------
                             RESTATED GROUND LEASE
                             ---------------------


     This First Amendment to Amended and Completely Restated Ground Lease (this "Amendment") is made and entered into as of the 1st day of January, 1995, by and between NEW ENGLAND LIFE PENSION PROPERTIES; A REAL ESTATE LIMITED PARTNERSHIP, NEW ENGLAND LIFE PENSION PROPERTIES II; A REAL ESTATE LIMITED PARTNERSHIP (jointly, the "Landlord"), whose address is c/o Copley Real Estate Advisors, Inc., 399 Boylston Street, Boston, MA 02116, and WILLOWS CONCORD VENTURE, a California limited partnership (the "Tenant"), whose address is 18802 Bardeen Avenue, Irvine California 92715-1521, who, for and in consideration of the sum of Ten Dollars ($10.00) each to the other paid, and the mutual covenants flowing between the parties hereto, the receipt and sufficiency of which are hereby acknowledged, do hereby covenant, warrant and agree as follows:

      1.  Recitals.  This Amendment is made with reference to the following
          --------
facts and objectives:

      a. Landlord and Tenant entered into a certain written Amended and Completely Restated Ground Lease dated as of June 18, 1991 (the "Lease"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord, certain premises more particularly described therein (the "Premises").

      b. The parties hereto desire to amend the Lease on the effective date hereof on the terms and conditions set forth herein.

      2.   Representations.  As an inducement to Landlord to enter into this
           ---------------
Amendment, Tenant represents that (a) Tenant has not made any assignment, sublease, transfer, conveyance or other disposition of said lease or any interest thereof; and that there exists no claim, demand, obligation, liability, action or cause of action arising from said Lease; and (b) there are no liens for past due taxes of any nature (except any lien for unpaid city, state and county 1995 ad valorem taxes on said Premises), paving, sidewalk, curbing, sewer, or any other street improvements of any kind against or affecting said Premises.

      3.   Amendment of Lease.
           ------------------

a. Sections 16.08(b), 16.08(c) and 16.09 are hereby deleted in their entirety from the Amended Lease, and the following new section 16.08(b) is hereby substituted in their place:

     "16.08(b) On or after January 1, 1996, Landlord may at its sole discretion offer the entire Property (Landlord's Estate together with Tenant's Estate) for sale for such price and on such other terms and conditions as the Landlord may determine in its sole discretion. In connection with any such sale or proposed sale, the Landlord shall have the right to cause the Property to be marketed to such prospective purchasers and upon such terms as the Landlord shall determine in its sole discretion and to take such other actions as it deems necessary or appropriate in connection with such sale or proposed sale. The Tenant agrees, at the direction of the Landlord, to execute and deliver such documents, including without limitation purchase and sale agreements, deeds or assignments of lease, as may be reasonably required in connection with any such sale or proposed sale; provided, however, that Landlord shall use commercially reasonable efforts to cause such documents to provide that the partners of Tenant will have no recourse liability pursuant to such documents."

     b. Section 16.10 of the Amended Lease is hereby amended by adding the following language at the end thereof:

     "Notwithstanding the foregoing, Landlord shall not unreasonably withhold or delay its consent to any (i) distribution to any general or limited partner of Tenant of such partner's respective interest therein or (ii) assignment or transfer by any general or limited partner of Tenant of its respective interest so distributed to any person or entity controlling, controlled by, or under common control with such general or limited partner (each an "Affiliate"), provided that (A) such distribution, assignment or transfer is made for the purpose of accomplishing a tax free exchange under Section 1031 of the Internal Revenue Code of 1986, as amended, and (B) any and all such Affiliates agree to assume all of the liabilities and obligations of Tenant and such general or limited partner to Landlord pursuant to a written instrument satisfactory to Landlord."

     4.   Effective Date.  The effective date of this Amendment shall be the
          --------------
date first above written.

     5.   Successors.  This Amendment shall be binding on and inure to the
          ----------
benefit of the parties hereto and their heirs, successors and assigns.

     6.   No Other Modification.  Except as specifically amended by this
          ---------------------
Amendment, no other provision of the Lease is hereby modified, and the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amended as a sealed instrument on the date first above written.

                                        LANDLORD:

                                        NEW ENGLAND LIFE PENSION PROPERTIES;
                                        A REAL ESTATE LIMITED PARTNERSHIP

                                        By:  Copley Properties Company, Inc.,
                                             General Partner



                                             By: /s/ Wesley M. Gardiner
                                                --------------------------------
                                                Name:  Wesley M. Gardiner
                                                Title: Vice President


                                        NEW ENGLAND LIFE PENSION PROPERTIES
                                        II; A REAL ESTATE LIMITED
                                        PARTNERSHIP

                                        By:  Copley Properties Company II,
                                             Inc., General Partner



                                             By: /s/ Wesley M. Gardiner
                                                --------------------------------
                                                Name:  Wesley M. Gardiner
                                                Title: Vice President



                                        TENANT:

                                        WILLOWS CONCORD VENTURE



                                        By: /s/ William J. Thormahlen
                                           -------------------------------------
                                           Name:  WILLIAM J. THORMAHLEN
                                           Title:    GENERAL PARTNER

                                      -3-